                                                                   EXHIBIT 10.27
                                  DEED OF LEASE
                              8100 BOONE BOULEVARD
                             VIENNA, VIRGINIA 22182



        THIS DEED OF LEASE made and entered into on this the 20th day of September, 1996, by and between GOSNELL PROPERTIES, INC. whose address for purposes hereof is 8130 Boone Boulevard, Vienna, Virginia 22182 (hereinafter called "Lessor"), and CRL NETWORK SERVICES, INC. (hereinafter called "Lessee")

        WITNESSETH, that for and in consideration of the rents, mutual covenants and agreements hereinafter set forth, the parties hereto do hereby mutually agree as follows:

1.      DEMISED PREMISES

        The Lessor does hereby lease to Lessee, and Lessee does hereby lease from Lessor, for the term and upon the conditions hereinafter provided approximately one thousand one hundred thirty-one (1,131) square feet of rentable area (including an allowance for core factor) on the third (3rd) floor of the office building (the "Building") situated on that certain parcel of real estate (the "Land") at 8100 Boone Boulevard, Vienna, Virginia 22182 (such space being hereinafter referred to as the "Demised Premises"), the Land and Building being herein referred to as the "Property." The Demised Premises have been assigned Suite #320, and are outlined in red on the plan attached hereto and made a part hereof as Exhibit A.

2.      TERM

               (a) Subject to and upon the terms and conditions set forth herein, or in any exhibit or addendum hereto, this Lease shall continue in force for a term of four (4) years, two (2) months and eleven (11) days, beginning on the first (1st) day of October, 1996, (the "Commencement Date") and ending on the tenth (10th) day of December, 2000 (hereinafter sometimes referred to as the "Initial Term", the Initial Term together with the Renewal Term if properly exercised being herein referred to as the "Lease Term")

               (b) In the event the Demised Premises are not completed in accordance with the provisions of this lease and ready for occupancy by the aforesaid Commencement Date, for any reason or cause, (i) the Commencement Date shall be that date on which Lessor shall tender possession of the Demised Premises to Lessee with the Initial Improvements substantially completed (or any earlier date on which the Initial Improvements would have been substantially completed, but for Lessee Delays), (ii) neither Lessor or its agents or employees shall be liable or responsible for any claims, damages, or liabilities in connection therewith or by reason thereof, and (iii) Lessee shall remain bound by the obligations of the Lessee provided herein; provided that, except to the extent such failure is attributable to one or more Lessee Delays (as herein defined), the payment of Rent shall be abated until the extended Commencement Date, and the date of commencement of the obligation of the Lessee to pay Rent shall be extended to the earlier of (i) the date the Demised Premises are occupied by the Lessee or (ii) the day which is ten (10) days after the Lessor has certified in writing to the Lessee that all work to be performed by Lessor pursuant to this Lease has been substantially completed. In no event shall the aforesaid expiration date of the Term be adjusted. When the Demised Premises are occupied by Lessee, Lessor and Lessee will execute a declaration specifying the commencement and termination date of the lease Term determined as provided above (Exhibit D)

3.      USE

        Lessee will use and occupy the Demised Premises solely for general office purposes only and for no other purpose whatsoever. Lessor acknowledges that Lessee intends to utilize the Demised Premises for general office use in connection with the operation of a general business and data communications company, including the installation of computers, modems and other data transmission equipment in the Demised Premises, and Lessor consents thereto, subject to the terms hereof, and subject further to the terms and conditions set forth on Exhibit "E". Lessee will not use the Demised Premises in any manner which will annoy or interfere with other tenants in the Building and will comply with the Rules and Regulations listed under Exhibit C. Lessee will not use or occupy the Demised Premises for any unlawful purpose, and will comply with all present and future laws, ordinances, regulations, and orders of the United States of America, the State of Virginia, the Fire Marshall and any other public authority having jurisdiction over the Demised Premises that may affect the Demised Premises or Lessee's use and/or occupancy thereof. In no event shall Lessee generate, manufacture, prepare, use, store, treat or dispose of any polychlorinated biphenyls ("PCB's"), petroleum products or asbestos, or any hazardous, radioactive, carcinogenic, or toxic chemicals, substances pollutants, contaminants, materials or waste, including storage tanks and/or containers thereof, as such terms are defined under applicable Federal, state and local laws, ordinances or regulations, in or on the Demised Premises or the Building on the Property upon which the Demised Premises is located or any portion thereof, nor shall Lessee use, or suffer the Demised Premises to be used, for industrial or manufacturing purposes. In the event of any breach of this Section 3, Lessee agrees to defend, indemnify and hold Lessor harmless from and against any and all claims, damages, expense and liability incurred as a result, including, but not limited to, costs and attorneys' fees incurred by or on behalf of Lessor to (I) cure Lessee's breach of this Section 3, (ii) remediate the effects of Lessee's breach, or (iii) to bring Lessee into compliance with any and all federal, state and municipal orders, ordinances, laws, and regulations. The foregoing indemnity shall be deemed to survive the expiration of this Lease.

4.      RENTAL

        The monthly Rent to be paid for the Demised Premises during the Lease Term, which Lessee hereby agrees to pay to Lessor in advance, and Lessor hereby agrees to accept, shall be the sum of Two Thousand One Hundred Sixty-Seven and seventy-five/one hundredths Dollars ($2,167.75), payable on the first (1st) day of each calendar month during the Lease Term commencing with the Commencement Date. Monthly rent payable under this Section 4 shall be hereinafter referred to as "Monthly Base Rent." Such Monthly Base Rent shall be subject to escalation as hereinafter provided. If the obligation of the Lessee to pay Rent hereunder begins on a day other than on the first day of a month, Rent from such date until the first day of the following month shall be prorated at the rate of one-thirtieth (1/30) of the Monthly Base Rent for each day payable in advance. The Lessee will pay Rent without demand, by check to the Lessor or to such other party or to such other address as Lessor may designate from time to time by written notice to Lessee, without demand and without deduction, set-off or counterclaim. If Lessor shall at any time or times accept said Rent after it shall become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute, or be construed as, a waiver of any or all of the Lessor's rights hereunder. The term "Rent" as used herein shall mean each installment of Monthly Base Rent payable hereunder, all additional Rent plus all other sums payable by Lessee to Lessor hereunder (including, but not limited to, late charges and interest).

5. BASE MONTHLY RENTAL RATE ESCALATION, BASED UPON INCREASES IN REAL ESTATE TAXES, OPERATING COST AND ANNUAL ESCALATION.

        A.     DEFINITIONS

               1. Real Estate Taxes shall mean the aggregate amount of real estate taxes and assessments, general and special, ordinary and extraordinary, foreseeable or unforeseen, including assessments for public improvements and betterments, real estate taxes upon any "air rights", front foot benefit assessments, vault rents, sewer assessments, and special area taxes assessed, levied or imposed with respect to the Land and the improvements located on the Land in the manner in which such taxes and assessments are imposed, as of the Commencement Date provided, that if because of any change in the taxation of real estate or other tax assessment (including, without limitation, any occupancy, gross receipts or rental tax) is imposed upon Lessor or the owner of the Land and/or Building, or upon or with respect to the Land and/or Building, or the occupancy, rents or income therefrom, in substitution for, or in addition to, any of the foregoing Taxes, such other tax or assessment shall be deemed part of the Taxes. Real Estate Taxes shall not include any sales tax or excise tax imposed by any governmental authority upon the Rent payable by Lessee hereunder, and in the event that any sales tax or excise tax is imposed by any governmental authority on the Rent payable by Lessee hereunder, such sales tax or excise tax shall be paid by Lessee.

               2. Monthly Base Rent shall mean the rate of Monthly Base Rent originally fixed in Section 4 of this Lease on the date of execution thereof, as such rate may be subsequently modified or supplemental in any way other than under the provisions of Sections 5B and 5C hereof.

               3. Lease Term shall be deemed to mean the period beginning with the Commencement Date in accordance with Exhibit D and ending with the date of the expiration in accordance with Exhibit D or sooner termination of this Lease subject to the terms of this Lease.

               4. Operating Costs of the Building shall mean the costs of all heat, cooling, utilities, insurance, janitorial and cleaning service, security services, rental, monitoring and maintenance expenses associated with security equipment, salaries, wages and other personnel costs of engineering, superintendents, watchmen and other Building employees, charges by an independent CPA firm to prepare the Expense Statement, charges under maintenance and service contracts for chillers, boilers, controls and/or elevators, exterior and interior window cleaning, alarm systems and Building and grounds maintenance, management fees (including management fees by Gosnell Properties), leasing expenses for the lease of equipment designed to decrease operating expenses, all maintenance and repair expenses and supplies which are deducted for such calendar year (and not capitalized) for federal income tax purposes, and all other costs and expenses of operating the office area, common area and garage associated with the Building; provided, however, that Operating Costs of the Building shall not include (i) leasing commissions and (ii) payments of principal and interest on any mortgages, deeds of trust or other encumbrances upon the Building. Operating Costs of the Building shall include, in addition to the above, the cost of any capital improvements designed to decrease operating expenses, and any improvements required by law after the initial occupancy. The cost of such capital improvements shall be amortized over the life of the particular asset and to this extent, shall be included in Operating Costs of the Building.

               5. Base Year shall be the period January 1, 1996 to December 31, 1996.

               6. Comparison Year shall mean any twelve month period after the Base Year which begins with the same first month as the Base Year.

               7. Real Estate Tax Fiscal Year shall mean the period January 1 to December 31 (or such other period as hereafter may be duly adopted by the State of Virginia and/or Fairfax County, Virginia, as the fiscal year for real estate tax purposes; and wherever reference is hereinafter made to January 1, it shall mean, in the case of such other fiscal year, the first day thereof)

               8. Base Tax Year shall mean the Real Estate Tax Fiscal Year within which Lessee occupies the Demised Premises or its obligation to pay Rent occurs, whichever comes earlier.

               9. Base Real Estate Taxes shall mean the taxes payable for the Base Tax Year.

               10. Lessee's Proportionate Percentage shall mean eighty-eight/one hundredths percent (0.88%) and shall represent the agreed percentage of the Building for purposes of computing Lessee's allocable share of any change in Real Estate Taxes or Operating Costs provided hereunder.

        B.     INCREASES IN REAL ESTATE TAXES

        During the Lease Term, Lessee shall pay to Lessor, as additional Rent, Lessee's Proportionate Percentage of any increase during the Lease Term in Real Estate Taxes levied on the Building and the Land on which the Building is situated over the Base Real Estate Taxes. Lessor shall submit to Lessee a Statement of such tax increase and Lessee shall pay to Lessor its aforesaid percentage share of such tax increase for the Real Estate Tax Fiscal Year of Fairfax

County, Virginia (currently January 1 to December 31) for which such tax increase is effective and shall, commencing with the first monthly installment of Rent which is due during such Real Estate Tax Fiscal Year, pay to Lessor as additional monthly Rent, together with such monthly installment of Rent an amount equal to one-twelfth (1/12) of Lessee' 5 aforesaid percentage share of such annual increase in Real Estate Taxes to be applied to Lessee's obligation thereafter accruing under this Section. If the expiration date of this Lease does not coincide with the last day of the Real Estate Tax Fiscal Year, the portion of the increase in Real Estate Taxes payable by Lessee hereunder for the Real Estate Tax Fiscal Year in which the expiration date occurs, shall be appropriately adjusted and pro-rated between the Lessor and Lessee, based upon the respective number of days in such Real Estate Fiscal Year prior to and after the expiration date.

        C.     INCREASE IN OPERATING COSTS

               (i) For each Comparison Year after the Base Year, as herein defined, Lessee shall pay to Lessor as additional Rent Lessee's Proportionate Percentage of the increase (if any) in the Operating Costs of the Building as herein defined, for such Comparison Year over the Operating Costs of the Building for the Base Year as herein defined; provided that, Lessee's obligation to pay Lessee's Proportionate Percentage of any increase in Operating Costs shall not commence to accrue until the first (1st) anniversary of the Commencement Date. Within ninety (90) days after the expiration of each Comparison Year during the Lease Term, or as soon thereafter as is reasonably possible, a certified public accountant selected by Lessor shall audit the books and records of Lessor and shall make a determination of the increase in the Operating Costs of the Building for such Comparison Year over the Operating Costs of the Building for the Base Year. Lessor shall submit to Lessee a statement (the "Expense Statement") of the aforesaid determination, including Lessee's Proportionate Percentage of such increase ("Lessee's Expense Increase Share"). Within thirty (30) days after the delivery of the Expense Statement, Lessee shall pay to Lessor Lessee's Expense Increase Share. In the event Lessee fails to dispute any such Expense Statement within forty-five (45) days following delivery of such Expense Statement, such Expense Statement shall be deemed final and conclusive against Lessee.

               (ii) In order to provide for payment by Lessee of Lessee's Anticipated Expense Increase Share for each Comparison Year on an estimated monthly installment basis during each Comparison Year, said installments due with the Monthly Base Rent, Lessee agrees that, commencing with the first anniversary of the Commencement Date of the Lease, Lessee shall pay to Lessor an amount equal to one-twelfth (1/12) of Lessee's Anticipated Expense Increase Share, which amount shall be 3% of the previous year's Monthly Base Rent, plus Lessee's Proportionate Percentage of any actual increase, if any, in the Operating Costs of the Building for the prior Comparison Year over the Operating Costs of the Building for the Base Year, which additional monthly payment shall be applied as a credit against Lessee's Expense Increase Share for such Comparison Year. In the event that after the operating expenses for such Comparison Year have been determined and such additional monthly payments for Lessee's Anticipated Expense Increase Share are in excess of Lessee's Expense Increase Share for such Comparison Year, Lessor shall promptly refund such excess to Lessee. In the event that the amount of such monthly payment is insufficient to pay the full amount of Lessee's Expense Increase Share for such Comparison Year, Lessee shall pay to Lessor, within thirty (30) days after the delivery of the Expense Statement, the entire amount of such deficiency. If this Lease expires on other than the last day of the Comparison Year, Lessee's Expense Increase Share shall be equitably adjusted to exclude the portion of such Comparison Year during which this Lease is not in effect.

               (iii) In the event that the Building is less than ninety-five percent (95%) occupied for a period exceeding ninety (90) days during the Base Year or any Comparison Year of this Lease, then those components of Operating Costs during the Comparison Year which vary according to the level of occupancy of the Building (e.g., as the case may be, electricity, gas, trash, etc.) will be adjusted as reasonably estimated by Lessor to reflect the Building as ninety-five percent (95%) occupied for purposes of determining Lessee's Expense Increase Share and Lessee's Anticipated Expense Increase Share. It is recognized, however, that the level of said variable expenses does not necessarily vary on a linear basis relative to the occupancy level. Expenses which do not normally vary according to the level of occupancy of the Building, such as Building Engineer expenses, shall not be adjusted.

        D.     BASE RENTAL ADJUSTMENT

        Commencing with the first (1st) anniversary of the Commencement Date and on each anniversary thereof throughout the term, Lessee's Monthly Base Rent shall be increased by three percent (3%) of the Monthly Base Rent in effect immediately preceding such adjustment. Lessee shall pay such increased Rent in monthly installments commencing with the Monthly Base Rent payment then due.

        E.     PERSONAL PROPERTY TAXES

        Lessee shall pay before delinquency all taxes, assessments, license fees, and other charges that are levied and assessed against Lessee's personal property installed or located in or on the Demised Premises, and that become payable during the term. On demand by Lessor, Lessee shall furnish Lessor with satisfactory evidence of these payments.

        If any taxes on Lessee's personal property are levied against Lessor or Lessor's property, or if the assessed value of the Building and other improvements in which the Demised Premises are located is increased by the inclusion of a value placed on Lessee's personal property, and if Lessor pays the taxes on any of these items or the taxes based on the increased assessment of these items, Lessee, on demand, shall immediately reimburse Lessor for the sum of the taxes levied against Lessor, or the proportion of the taxes resulting from the increase in Lessor's assessment. Lessor shall have the right to pay these taxes regardless of the validity of the levy.

        In the event that any sales tax or excise tax is imposed by any governmental authority on either the Rent payable by Lessee hereunder or on the services provided under the Lease hereunder, such sales tax or excise tax shall be paid by Lessee.

6.      DEPOSIT

        Simultaneously with the execution of this Lease, Lessee shall deposit with Lessor the sum of Four Thousand Three Hundred Thirty-Five and fifty/one hundredths Dollars ($4,335.50), as a security deposit for the performance by Lessee of the provisions of this Lease. Such deposit shall be considered as security for the payment and performance by Lessee of all Lessee's obligations, covenants, conditions and agreements under this Lease. In the event of any default by Lessee hereunder, Lessor shall have the right, but shall not be obligated, to apply all or any portion of the deposit to cure such default, in which event Lessee shall be obligated to promptly deposit with Lessor the amount necessary to restore the deposit to its original amount provided, however, such defaults and Lessee's liability under this Lease shall thereby be discharged only pro tanto and Lessee shall remain liable for any amounts that said Security Deposit shall be insufficient to pay. Lessor shall return the security deposit to Lessee within thirty (30) days after (i) the Lease has expired, (ii) the Lessee has surrendered possession of the Demised Premises in accordance with the terms hereof, and (iii) the Lessee has performed all obligations imposed on the Lessee hereunder. Lessor shall not be required to pay Lessee interest en the security deposit. Notwithstanding the foregoing, in the event of the sale or transfer of Lessor's interest in the Demised Premises or this Lease, Lessor shall have the right to transfer the Security Deposit to the purchaser or transferee, in which event Lessee shall look only to the new landlord for the return of the Security Deposit and Lessor shall thereupon be released from all liability to Lessee for the return of such Security Deposit.

7.      ASSIGNMENT AND SUBLETTING

               (a) Lessee shall not mortgage or encumber this Lease. Lessee shall not assign or transfer this Lease, or grant any license or concession hereunder, or sublet or permit the occupancy or use of the Demised Premises, or any part thereof (each of the foregoing herein referred to as a "Transfer", and any person or entity to whom a Transfer is made or proposed to be made being herein referred to as a "Transferee"), by any person or entity other than Lessee and its employees, or cause, permit or suffer any Transfer to occur by operation of law or otherwise, without obtaining the prior written consent of Lessor. In no event shall Lessee grant any partial assignment of Lessee's interest in this Lease. Lessee shall deliver not less than thirty (30) days prior written notice of any proposed Transfer, said notice to further specify the identity of the proposed Transferee, the terms of the proposed Transfer and such other information as

Lessor may reasonably request. Lessee agrees to reimburse Lessor for such reasonable costs as may be incurred by Lessor in the review of the proposed Transferee's credentials, financial information and other information required by Lessor.

               (b) Subject to the other provisions of this Section 7, and provided that (I) Lessee is not and has not been in default hereunder and (ii) Lessee will remain in possession of in excess of fifty percent (50%) of the Demised Premises, Lessor agrees that it will not unreasonably withhold or delay its consent to a proposed Transfer; provided that, notwithstanding the foregoing, it shall be deemed reasonable for Lessor to withhold its consent to a proposed Transfer if Lessor determines that: (A) the proposed Transferee or its business is not of a type and quality suitable for a first-class office building, (B) the proposed Transferee is a governmental or quasi-governmental authority, a foreign government or international agency or other organization entitled to sovereign or other immunity, (C) the proposed assignment or sub-tenancy or the proposed assignee or subtenant would adversely affect the other tenants of the Building or would impose an additional, material burden upon Lessor in its operation of the Building, (D) the proposed Transfer would impair the reputation of the Building as a first-class office building, (E) the proposed Transferee has not been demonstrated to Lessor's satisfaction to have sufficient financial capability and stability to perform its obligations under this Lease and under such proposed assignment or sublease (as the case may be),
(F) the proposed Transfer would result in more than one (1) sublease being in effect, (G) the Lease has previously been Transferred, (H) the proposed Transferee is proposing to engage in a use which (I) is not permitted pursuant to Section 3 hereof, (ii) is not permitted pursuant to applicable law to be conducted by the proposed Transferee or within the Demised Premises (or such lesser portion as is being sublet) or both, (iii) will violate any covenant, condition, restriction or other matter of record affecting title to the Building, or any other agreement, judgment or law by which Lessor or the Building is bound, or (iv) will violate any "exclusive use" or other restrictive covenant of any other lease of any portion of the Building, (I) the proposed Transferee is proposing to manufacture, use, store or dispose of Hazardous Materials in, on or upon the Demised Premises (or such lesser portion as is being sublet), (J) the rent to be paid in connection with such Transfer is less than the comparable rents then being charged for similar space in the Building, or (K) Lessor's lender shall refuse to grant its consent to such Transfer (if required). Notwithstanding anything herein contained, Lessee shall have no right to make any Transfer to any person or entity with whom Lessor is negotiating to lease space in the Building, or to any existing tenant or other occupant of the Building.

               (c) The consent by Lessor to any Transfer shall not be construed as a waiver or release of Lessee from the terms of any covenant or obligation under this Lease, nor shall the collection or acceptance of Rent from any Transferee constitute a waiver or release of Lessee of any covenant or obligation contained in this Lease, nor shall any such Transfer be construed to relieve Lessee from giving Lessor said thirty (30) days notice or from obtaining the consent in writing of Lessor to any further Transfer. Lessee hereby assigns to Lessor the rent due from any Transferee and hereby authorizes each such Transferee to pay said rent directly to Lessor; provided that, so long as Lessee is not in default hereunder, Lessee shall be authorized to collect the rent from each such Transferee. Any costs and expenses, including, but not limited to, reasonable attorney's fees (which shall include the cost of any time expended by Lessor' 5 attorneys including in-house counsel) incurred by Lessor in connection with any proposed or purported Transfer shall be borne by Lessee and shall be payable to Lessor as additional Rent.

               (d) Without conferring any rights upon Lessee not otherwise provided in this Section 7, in the event of a Transfer fifty percent (50%) of the excess of any monthly base rent or other payment or consideration accruing to the Lessee as a result of such Transfer (including, but not limited to, any lump sum or periodic payment in any manner relating to such Transfer) above the Monthly Base Rent payable by Lessee with respect to that portion of the Demised Premises, shall, after deduction of Lessee's reasonable out-of-pocket costs for brokerage commissions and tenant improvements paid by Lessee in connection with such Transfer (such costs to be amortized on a straight-line basis over the term of any sublease), be paid by Lessee to Lessor within ten (10) days following receipt thereof by Lessee, as additional Rent.

               (e) If Lessee is a corporation, then the sale, issuance or transfer of any voting capital stock of Lessee or of any corporate entity which directly or indirectly controls Lessee

(unless Lessee is a corporation whose stock is traded on the New York Stock Exchange or the American Stock Exchange or a recognized national "over-the-counter" exchange) which shall result in a change in the voting control of Lessee or the corporate entity which controls Lessee shall be deemed to be an assignment of this Lease within the meaning of this Section 7. If Lessee is a partnership or an unincorporated association, then the sale, issuance or transfer of a majority interest therein, or the transfer of a majority interest in or a change in the voting control of any partnership or unincorporated association or corporation which directly or indirectly controls Lessee, or the transfer of any portion or all of any general partnership or managing partnership interest, shall be deemed to be an assignment of this Lease within the meaning of this Section 7. Any attempted or purported Transfer in violation of the foregoing, whether voluntary or involuntary or by operation of law or otherwise, shall be null and void and shall not confer any rights upon any purported Transferee, and shall, at Lessor's option, terminate this Lease without relieving Lessee of any of its obligations hereunder for the balance of the stated Term.

               (f) Notwithstanding anything herein contained to the contrary, the co-location of customer equipment in the Demised Premises in the ordinary course of Lessee's business shall not be deemed to be an assignment or subletting. However, Lessee shall be solely responsible for all risk of loss or damage to any such equipment, and shall be solely responsible for any and all loss or damage occasioned by the installation, operation, repair, maintenance and/or removal of such equipment.

8.      MAINTENANCE BY LESSEE

        Lessee, subject to Sections 9, 10, and 20, at its cost shall keep the Demised Premises and the fixtures and equipment therein in clean, safe and sanitary condition, will take good care thereof, will suffer no waste or injury thereto, and will, at the expiration or other termination of the term of this Lease, surrender the same, broom clean, in the same order and condition in which they are on the Commencement Date, ordinary wear and tear and damage by the elements, fire and other casualty not due to the intentional or negligent acts or omissions of Lessee or Lessee's agents, employees, contractors, licensees or invitees, excepted; and upon such termination of this Lease, Lessor shall have the right to re-enter and resume possession of the Demised Premises. It is hereby understood and acknowledged by the parties hereto that, except as expressly set forth in the Lease, Lessor is leasing the Demised Premises to Lessee in "as is" condition with all faults, and that Lessor has made no representations respecting the conditions of the Demised Premises or the Property not expressly contained herein. Except as expressly set forth herein, Lessor shall have no liability to Lessee or any of Lessee's directors, officers, employees, agents, contractors, licensees or invitees arising from the condition of the Property or the Demised Premises, and Lessee shall defend, indemnify and hold Lessor harmless from and against any claims, causes of action, damages and liability arising therefrom. The foregoing indemnity shall be deemed to survive the expiration of this Lease.

9.      ALTERATIONS

               (a) Lessee will not make or permit any alterations, decorations, additions or improvements, structural or otherwise, in or to the Demised Premises or the Building, without the prior written consent of Lessor, which consent may be conditioned upon Lessee's agreement to remove the same and restore the Demised Premises to its condition prior to the making of such alterations, at Lessee's sole cost and expense, upon the expiration or sooner termination of this Lease. Lessor hereby grants Lessee the right to install (i) a Kastle card reader at the suite entry door to the Demised Premises, (ii) a supplemental heating, ventilation and air conditioning system package, and (iii) a supplemental fire suppression system in the Demised Premises, subject to the following terms and conditions:

        (A) Lessee shall submit to Lessor in advance of each such installation, for Lessor's approval, complete plans and specifications for such installation;

        (B) All such installations shall be performed in accordance with all applicable laws, regulations and codes, and otherwise in compliance with all applicable terms and conditions of this Lease (including, but not limited to, this Section 9) and with such other reasonable restrictions and conditions as Lessor may impose with regard thereto, all at Lessee's sole cost and expense. Without limiting the foregoing, Lessee shall be solely responsible for causing any

HVAC equipment installed by Lessee to be separately metered for electricity and water, and Lessee shall pay to Lessor the metered cost of consumption of such utilities;

        (C) Lessee shall, prior to commencing such installation work, procure all approvals, licenses, permits and other required authorizations from the applicable governmental authorities as required to perform such installations;

        (D) Lessee shall further obtain and maintain in full force and effect throughout the Lease Term all approvals, licenses, permits and other required authorizations (including, but not limited to, any periodic inspections of the same) from the applicable governmental authorities as are required to maintain and operate such installations;

        (E) Upon the expiration of the Lease Term, or any earlier day on which removal may be required in order to comply with any applicable law, regulation, code or order, Lessee shall remove such installations and shall restore the Demised Premises to its condition prior to the performance of such installations, all at Lessee's sole cost and expense; provided that, Lessor shall have the right, to be exercised by written notice to Lessee prior to the expiration of the Lease Term and without payment of compensation or other consideration, to require that such installations remain upon the Demised Premises at the expiration of the Lease Term;

        (F) Lessee shall obtain and maintain throughout the Lease Term all necessary policy endorsements required to insure against any and all costs, claims, expenses, fees, liabilities, loss, suits or damages which may be occasioned by the installation, operation, maintenance, repair and/or removal of such installations; and

        (G) Lessor shall have no liability, and Lessee hereby relieves and releases Lessor from any and all liability, with respect to the proper functioning of, or any loss or damage to, such installations. Lessee shall and does hereby undertake to defend, indemnify and hold Lessor and the Property harmless from and against any and all claims, costs, damages, expenses, fees, liabilities, losses and suits which may arise, directly or indirectly, from or out of, or in connection with, the installation, operation, maintenance, repair and/or removal of such installations, including, but not limited to, any bodily injury, damage, loss or loss of use of property, and any third party liability which Lessor may suffer or incur, whether due to an accidental release or otherwise.

               (b) If any mechanic's lien is filed against the Demised Premises, or the real property of which the Demised Premises are a part, for work claimed to have been done for, or materials claimed to have been furnished to, Lessee, such mechanic's lien shall be discharged by Lessee within ten (10) days thereafter, at Lessee's sole cost and expense, by the payment thereof or by filing any bond required by law. Lessee shall promptly inform Lessor upon receipt, by Lessee, of any notice of the filing of any such mechanics lien(s). If Lessee shall fail to discharge any such mechanic's lien, Lessor may, at its option and without inquiring into the validity thereof discharge the same and treat the cost thereof as additional Rent payable with the monthly installment of Rent next becoming due; it being hereby expressly covenanted and agreed that such discharge by Lessor shall not be deemed to waive, or release, the default of Lessee in not discharging the same. Lessee hereby covenants and agrees to defend, indemnify /and hold Lessor, the Demised Premises and the property upon which the Demised Premises is constructed, harmless from and against any and all claims, damages, cost, expense, liability, liens and other detriment which they may suffer or which may arise by reason of the making of any such alterations, decorations, additions or improvements. If any such alteration, decoration, addition or improvement is made without the prior written consent of Lessor, Lessor may correct or remove the same, and Lessee shall be liable for any and all expenses incurred by Lessor in the performance of this work. All alterations, decorations, additions or improvements in or to the Demised Premises made by either party shall immediately become the property of Lessor and shall remain upon and be surrendered with the Demised Premises as a part thereof at the end of the Lease Term without disturbance, molestation or injury; provided, however, that if Lessee is not in default in the performance of any of its obligations under this Lease, Lessee shall have the right to remove, prior to the expiration or termination of the Lease Term, all movable furniture, furnishings or equipment installed in the Demised Premises at the expense of Lessee, and if such property of Lessee is not removed by Lessee prior to the expiration or termination of this Lease the same shall become the property of Lessor and shall be surrendered with the Demised

Premises as a part thereof. Should the Lessor elect that alterations, decorations, additions or improvements upon the Demised Premises be removed, upon termination of this Lease or upon termination of any renewal period hereof, Lessee hereby agrees to cause same to be removed at Lessee's sole cost and expense and should Lessee fail to remove the same, then and in such event, the Lessor shall cause same to be removed at the Lessee's expense and the Lessee hereby agrees to reimburse the Lessor for the cost of such removal together with any and all damages which the Lessor may suffer and sustain by reason of the failure of Lessee to remove the same.

10.     TENANT WORK

               (a) Promptly following the execution hereof, Lessor shall cause Lessor 5 architect to prepare construction drawings and specifications for the improvements to the Demised Premises which are consistent with the Tenant Workletter attached as Exhibit B, and preliminary space plan attached as Exhibit B-l. Following preparation of such construction drawings and specifications, Lessor shall cause Lessor's general contractor to perform in the Demised Premises the leasehold improvements shown on such final construction drawings and specifications (the "Initial Improvements") . In no event shall the Initial Improvements include any work to the Demised Premises not set forth in the final construction drawings and specifications as approved by Lessor, nor shall Lessor have any obligation to do any work to the Demised Premises not included in the Initial Improvements.

               (b) The Initial Improvements shall be performed by Lessor at Lessor's sole cost; provided that, Lessee shall reimburse Lessor for any costs incurred in connection with the design or performance of the Initial Improvements to the extent attributable to, or occasioned by, a Lessee Delay or work which is beyond the scope of the Initial Improvements set forth on Exhibit B-l.

               (c) Lessee may undertake to have extra tenant work performed at its own expense, provided, that (i) the design of all such work and installations shall be subject to the prior written approval of Lessor and Lessor's architect or supervising engineer, (ii) no work may be commenced until the written approval of Lessor is obtained, (iii) all work must be performed in accordance with tenant work procedures promulgated by Lessor, (iv) Lessee will not make any structural modifications (the term "structural" as used herein being given the widest possible application and to include, but not be limited to, the roof, all load bearing walls, all exterior walls, membranes and glass lines, all concrete floor and roof slabs, and all electrical, plumbing, heating, ventilation, air conditioning and other mechanical systems), (v) Lessee will obtain a building permit for said work and will deliver one set of approved plans as well as final inspection stickers and occupancy certificate to Lessor, and (v) all work must be performed by a contractor approved by Lessor. In addition, Lessee's contractor, if other than Lessor or Lessor's Contractor, is to be bonded if the total cost of the proposed improvements exceeds $10,000.00;
(ii) Lessee shall comply with all such other reasonable restrictions and conditions as Lessor may impose; (iii) Lessee shall discharge all mechanics' liens in accordance with Section 9(b); and (iv) Lessee will defend, indemnify and hold Lessor and Lessor's Property harmless from and against all damage and liability arising from the making of any such leasehold improvements.

               (d) As used in this Lease, "Lessee Delays" shall mean delays in Lessee's providing Lessor with information or approvals relevant to planning or constructing the Initial Improvements following written notice requesting such information or approvals, and delays in the performance of the Initial Improvements caused by change orders requested by Lessee (including any changes in the construction plans and specifications) or other acts or omissions of Lessee or Lessee's agents, contractors, employees or others for whose actions Lessee is responsible.

11.     SIGNS, SAFES & FURNISHINGS

        No signs, advertisement or notice shall be inscribed, painted, affixed or displayed on any part of the outside or the inside of the Building except on the directories and the doors of offices, and then only in such place, number, size, material color and style as is approved by Lessor, and if any such sign, advertisement or notice is exhibited, Lessor shall have the right to remove the same and Lessee shall be liable for any and all expenses incurred by Lessor by said removal, Lessee hereby agreeing to reimburse Lessor upon demand for all such expenses incurred by

Lessor. Any such permitted use, including directories and name plates, shall be at the sole expense and cost of the Lessee. Lessor shall have the right to prohibit any advertisement of Lessee which in its opinion tends to impair the reputation of the Building or its desirability as a high-quality office Building, and, upon written notice from Lessor, Lessee shall immediately refrain from and discontinue any such advertisement. Lessor shall have the right to prescribe the weight and position of safes and other heavy equipment or fixtures. Any and all damages or injury to the Demised Premises or the Building caused by moving the property of Lessee into, or out of the Demised Premises, or due to the same being on the Demised Premises, shall be repaired by, and at the sole cost of, Lessee. No furniture, equipment or other bulky matter of any description will be received into the Building or carried in the elevators except as approved by Lessor. All moving of furniture, equipment and other material within the public areas shall be subject to such conditions and restrictions as may be imposed by Lessor, who shall, however, not be responsible for any damage to or charges for moving the same. Lessee agrees promptly to remove from the sidewalks adjacent to the Building any of the Lessee's furniture, equipment or other material there delivered or deposited.

12.     ENTRY FOR REPAIRS AND INSPECTIONS

        Lessor hereby reserves the right, for itself and its agents, officers, employees and contractors, to have access to the Demised Premises at all reasonable times upon not less than twenty-four (24) hours verbal notice (except in the event of an emergency, in which event no notice shall be required) to examine, inspect, and protect the same and to prevent damage or injury to the same; to make such alterations and repairs to the Demised Premises, the Building or other premises as the Lessor may deem necessary; to exhibit the same to potential or actual mortgagees or purchasers of said Building; and during the last six (6) months of the Lease Term, to exhibit the same to prospective tenants. No such access by Lessor or those claiming by or through Lessor shall constitute a constructive eviction or a basis for an abatement of Rent, nor shall Lessee be entitled to any compensation on account thereof. Lessor shall exercise reasonable efforts to give Lessee prior notice of such access, and, when making such access, to minimize the interference with Lessee's business operations; provided, however, the foregoing shall not be construed to require Lessor to limit such access to non-business hours or to limit the number of persons permitted access to the Demised Premises hereunder.

13.     INSURANCE RATING

        Lessee will not conduct or permit to be conducted any activity, or place any equipment in or about the Demised Premises, which will, in any way, increase the rate of fire insurance or other insurance on the Building; and if any increase in the rate of fire insurance or other insurance is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to activity or equipment in or about the Demised Premises, such statement shall be conclusive evidence that the increase in such rate is due to such activity or equipment and, as a result thereof, Lessee shall be liable for such increase as additional Rent and upon notification thereof by Lessor shall reimburse Lessor therefore.

14.     LESSEE'S EQUIPMENT

        Lessee will not install or operate in the Demised Premises any electrically operated equipment or other machinery, other than electric typewriters, adding machines, radios, televisions, tape recorders, dictaphones, bookkeeping machines, telefax machines, personal computers and associated peripheral equipment, copy machines, coffee machines, microwave ovens and clocks, without first obtaining the prior written consent of Lessor who may condition such consent upon the payment by Lessee of additional Rent in compensation for such excess consumption of the utilities, for additional wear, tear or depreciation to base Building equipment occasioned from such usage, and for the cost of additional wiring as may be occasioned by the operation of said equipment of a kind or nature whatsoever which will or may necessitate any changes, replacements or additions to, or in the use, the water system, heating system, plumbing system, air-conditioning system, or electrical system of the Demised Premises or the Building. Business machines and mechanical equipment belonging to Lessee which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Lessor or to any tenant in the Building shall be Installed and maintained by Lessee, at Lessee's expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration.

15.     INDEMNITY

        Lessee will defend, indemnify and hold harmless Lessor from and against any loss, damage or liability (including attorneys fees) occasioned by or resulting from any default hereunder or any willful or negligent act or omission on the part of Lessee, its agents, employees, invitees, licensees, contractors or persons permitted in the Building or on the Demised Premises by Lessee.

16.     SERVICES AND UTILITIES

        Lessor shall furnish reasonably adequate electricity, water, lavatory supplies, and automatically operated elevator service and normal and customary cleaning and char service for comparable Tysons Corner buildings (on a five (5) day week basis exclusive of legal holidays) after business hours. Lessor shall furnish hot and cold water at those points of supply provided for general use of other tenants in the Building, central heat and air-conditioning in season, at such times as Lessor normally furnishes these services to other tenants in the Building, and at such temperatures and in such amounts as are considered by Lessor to be standard, Monday through Friday, from 8 a.m. to 6 p.m. and on Saturday from 8 a.m. to 1 p.m. exclusive of Sundays and holidays during such seasons of the year when such services are normally and usually furnished in the modern office buildings in the Washington, D.C. metropolitan area; routine maintenance, painting and electric lighting service for all public areas, garage and special service areas of the Building in the manner and to the extent deemed by Lessor to be standard; proper electrical facilities to furnish sufficient power to machines of low electrical consumption provided, however, that, except for reasonable quantities of low electrical consumption equipment which Lessee is permitted to install in the Demised Premises pursuant to Section 14 without Lessor's consent, Lessee shall bear the utility costs occasioned by electro-data processing machines, including air-conditioning costs therefor, mini computers, mainframe computers and similar machines of high electrical consumption; all subject to Federal, State and County governmental controls and regulations; but failure by Lessor to any extent to furnish these defined services, or any cessation thereof, resulting from causes beyond the control of Lessor, shall not render Lessor liable in any respect for damages to either person or property, nor be construed as an eviction of Lessee, nor work an abatement of Rent, nor relieve Lessee from fulfillment of any covenant or agreement hereof. Should any of the Building equipment or machinery break down, or for any cause cease to function properly, Lessor shall, upon receipt of notice from Lessee of the need therefore, use reasonable diligence to repair the same promptly, but Lessee shall have no claim for rebate of Rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom. Subject to the terms hereof, regular maintenance and repairs, and circumstances and events beyond the reasonable control of Lessor, Lessee and Lessee's employees shall have access to the Building and the Demised Premises twenty-four (24) hours per day, three hundred sixty-five (365) days per year.

        Subject to the terms hereof, regular maintenance and repairs, and circumstances and events beyond the reasonable control of Lessor, Lessor shall provide heat and air conditioning at times in addition to those specified above, at Lessee's expense upon not less than twenty-four (24) hours written notice from Lessee, but in no event shall notice be provided later than 11:00 a.m. on a Friday for weekend or holiday overtime operation. Lessee shall pay Lessor for said after-hours service based upon Lessor's building standard service charge then-in effect and subject to change from time to time (currently Nineteen Dollars ($19.00) per hour per floor), plus Lessor's additional charge as then-in effect and subject to change from time to time (currently Thirty Dollars ($30.00) per hour (regardless of the number of floors)) when an engineer's presence is required or requested by Lessee. The foregoing charges shall be subject to annual revision by Lessor.

        Notwithstanding anything herein contained to the contrary, Lessee shall reimburse Lessor upon demand for all electrical consumption and demand charges attributable to electricity provided through the sub-panel installed by Lessor in the Demised Premises, or otherwise provided for or consumed by any supplemental heating, ventilation and air conditioning equipment or other equipment installed by or on behalf of Lessee. Without limiting the foregoing, Lessee shall reimburse Lessor for all such electrical usage, including demand and consumption charges attributable to such usage (Lessee hereby acknowledging and agreeing that Lessee shall bear demand charges attributable to electricity consumption during summer peak months, even though a portion of such demand changes may be imposed during the nine (9) months after such summer peak months) based on a sub-metered calculation of such usage.

17.     RESPONSIBILITY FOR CERTAIN DAMAGE AND BREAKAGE

        All injury to the Demised Premises or the Building of which they are a part, and all breakage and damage done by Lessee or the agents, servants, licensees, contractors, employees and visitors of Lessee, shall be repaired promptly by the Lessee, at the expense of the Lessee. In the event that the Lessee shall fail so to do, then the Lessor shall have the right to make necessary repairs, alterations and replacements, structural, non-structural, or otherwise, and any charge or cost so incurred by the Lessor shall be paid by the Lessee with the right on the part of the Lessor to elect in its discretion to regard the same as additional Rent, in which event such cost or charge shall become additional Rent payable with the installment of Monthly Base Rent next becoming due or thereafter falling due under the terms of this Lease. This provision shall be construed as an additional remedy granted to the Lessor and not in limitation of any other rights and remedies which the Lessor has or may have in said circumstances. The exercising of Lessor's right to cure will not excuse the failure of Lessee to perform its obligations hereunder.

18.     BANKRUPTCY

               (a) If at any time during the Lease Term, a petition shall be filed, either by or against the Lessee, in any Court or pursuant to any Federal, State, or Municipal statute whether in bankruptcy, insolvency, for the appointment of a receiver of the Lessee's property or because of any general assignment made by the Lessee of the Lessee's property for the benefit of the Lessee's creditors, then immediately upon the happening of any such event, and without any entry or other act by the Lessor, this Lease, at Lessor's option, shall cease and come to an end with the same force and effect as if the date of the happening of any such event were the date herein fixed for the expiration of the Lease Term. It is further stipulated and agreed that, in the event of the termination of the Lease Term by the happening of any such event, the Lessor shall forthwith, upon such termination, and any other provisions of this Lease to the contrary notwithstanding, become entitled to recover as and for liquidated damages caused by such breach of the provisions of this Lease, an amount equal to the difference between the then cash value of the Rent reserved hereunder for the unexpired portion of the term and the then cash rental value of the Demised Premises for such unexpired portion of the Lease Term hereby demised, unless the statute which governs or shall govern the proceeding in which such damages are to be proved limits or shall limit the amount of such claim capable of being so proved, in which case the Lessor shall be entitled to prove as and for liquidated damages an amount equal to that allowed by or under any such statute. The provisions of this Section of this Lease shall be without prejudice to the Lessor's right to prove in full damages for Rent accrued prior to the termination of this Lease, but not paid. This provision of this Lease shall be without prejudice to any rights given to the Lessor by any pertinent statute to prove any amounts allowed thereby.

               (b) In making any such computation, the then cash rental value of the Demised Premises shall be deemed prima-fade to be the present cash value (utilizing a 6% discount rate) of rental realized upon any re-letting, if such re-letting can be accomplished by the Lessor within a reasonable time after such termination of this Lease, and the then present cash value of the future Rents hereunder reserved to the Lessor for the unexpired portion of the term hereby demised shall be deemed to be such sum, if invested at six per cent (6%) simple interest, as will produce the future Rent over the period of time in question.

19.     LIABILITY FOR DAMAGE TO PERSONAL PROPERTY AND PERSON

        All personal property of the Lessee, its employees, agents, business invitees, licensees, customers, clients, family members, guests or trespassers in and on said Demised Premises, shall be and remain at their sole risk, and Lessor shall not be liable to them for any damage to, or loss of such personal property arising from any act of negligence of any other persons nor from the leaking of the roof, or from the bursting, leaking or overflowing of water, sewer or steam pipes, or from heating or plumbing fixtures, or from electrical wires or fixtures, or from air-conditioning failure, or from any other cause whatsoever, nor shall the Lessor be liable for the interruption or loss to Lessee's business arising from any of the above described acts or causes, nor shall the Lessor be liable for any personal or bodily injury to the Lessee, its employee, agents, business invitees, licensees, contractors, customers, clients, family members, guests or trespassers arising from the use, occupancy and condition of the Demised Premises or Building; the Lessee especially agreeing to defend, indemnify and save the Lessor harmless in all such cases from and against any loss, damage, or liability (including attorney's fees) arising therefrom.

20.     DAMAGE TO THE DEMISED PREMISES

        If the Demised Premises shall be damaged by fire or other cause without the fault or neglect of Lessee, Lessor shall diligently and as soon as practicable after such damage occurs (taking into account the time necessary to effectuate a satisfactory settlement with any insurance company) repair such damage (but excluding Lessee's furniture, fixtures, furnishings, equipment, improvements and/or alterations) at the expense of the Lessor, and the Monthly Base Rent shall be reduced in proportion to the extent the Demised Premises are rendered untenantable, until such repairs are completed, provided, however, that if the Building is damaged by fire or other cause to such extent that the damage cannot be fully repaired within sixty (60) days from the date of such damage, Lessor shall have the option of terminating this Lease by giving written-notice to Lessee of such decision and the Lease Term shall terminate on the day such notice is given. Notwithstanding the foregoing, in the event the Building shall be damaged or destroyed by fire or other casualty during the last twelve (12) months of the Lease Term, Lessor shall have no obligation to rebuild the Demised Premises, and upon giving Lessee notice of Lessor's election not to rebuild the Demised Premises, this Lease shall cease and determine as fully as if the date of such notice were the scheduled termination date of this Lease. No compensation or claim or reduction of Rent will be allowed or paid Lessor by reason of inconvenience, annoyance, or injury to business arising from the necessity of repairing the Demised Premises or any portion of the Building however the necessity may occur.

21.     DEFAULT OF LESSEE

        If (I) Lessee shall fail to pay any monthly installment of Monthly Base Rent or any other Rent as reserved hereunder when and as the same are due (although no legal or formal demand shall have been made therefor), or (ii) Lessee shall violate or fail to perform any of the other conditions, covenants or agreements herein made or imposed upon Lessee, and such violation or failure shall continue for a period of ten (10) days after written notice thereof to Lessee from Lessor (provided that, for any default which cannot reasonably be cured within said ten (10) day period, the cure period therefor shall be extended for such time as is reasonably necessary to effect a cure of such default (but in no event beyond forty-five (45) days after delivery of notice of such default), on the conditions that Lessee immediately commences to cure such default and diligently pursues such cure to completion, and that, promptly upon determining that the aforesaid ten (10) day cure period is inadequate, Lessee shall deliver notice to Landlord of the steps being taken to cure such default and the amount of time reasonably estimated by Lessee to effect such cure; but provided further that, no notice or cure period shall be required to be provided with regard to any intentional or willful default by Lessee hereunder, or with regard to any default which (A) by its nature cannot be cured (or cannot be cured within the aforesaid forty-five (45) day period), (B) constitutes a hazard to the health and/or safety of any occupant of the Property, (C) has caused the insurer of any policy of insurance on the Property to issue a notice of cancellation of such policy, (D) involves the failure by the Lessee to maintain any insurance required to be maintained by Lessee hereunder, or (E) subjects Landlord to the risk of civil or criminal liability, fine, penalty or prosecution), or (iii) if (a) Lessee becomes "insolvent," as defined in Title 11 of the United States Code, entitled "Bankruptcy," 11 U.S.C. Section 101, et seq. (the "Bankruptcy Code"), or under the insolvency laws of any State, District, Commonwealth or Territory of the United States of America ("Insolvency Laws"),
(b) a receiver or custodian is appointed for any or all of Lessee's property or assets, or if there is instituted a foreclosure action on any of Lessee's property, (c) Lessee files a voluntary petition under the Bankruptcy Code or any Insolvency Laws, (d) there is filed an involuntary petition against Lessee as the subject debtor under Bankruptcy Code or any Insolvency Laws, which such petition is not dismissed within thirty (30) days of filing or results in issuance of an order for relief against the Lessee as debtor, or (e) Lessee makes or consents to an assignment of its assets, in whole or in part, for the benefit of creditors, or a common law composition of creditors, or (iv) the Demised Premises being abandoned, vacant or deserted and remaining so for five (5) days (provided that, vacating the Demised Premises shall not constitute a default hereunder, so long as (A) Lessee shall notify Lessor not less than ten (10) days in advance of vacating the Demised Premises that Lessee intends to vacate the Demised Premises, (B) Lessee shall obtain and maintain in full force and effect such insurance endorsements as shall be required in order to assure that all insurance required to be maintained by Lessee hereunder shall remain in force notwithstanding that Lessee has vacated the Demised Premises, and (C) Lessee shall take all commercially reasonable steps necessary to ensure that the Demised Premises are secure against unauthorized entry during such period(s) as the Demised Premises shall remain vacant), then and in any of said events this Lease shall, at the option of Lessor, cease and terminate and shall operate as a notice to quit, ANY NOTICE TO QUIT OR OF LESSOR'S INTENTION TO RE-ENTER BEING HEREBY EXPRESSLY WAIVED, and Lessor may proceed to recover possession under and by virtue of the provisions of the laws of the State of Virginia, or by such other proceedings, including re-entry and possession, as may be applicable. If Lessor elects to terminate this Lease, everything herein contained on the part of Lessor to be done and performed shall cease without prejudice, however, to the right of Lessor to recover from Lessee all Rent accrued up to the time of termination or recovery of possession by Lessor, whichever is later. Upon the occurrence of an event of default as aforesaid, at Lessor's option (either with or without terminating this Lease), the Demised Premises may be relet by Lessor for such Rent and upon such terms as Lessor, in Lessor's sole discretion, shall deem appropriate under the circumstances, and, if the full Rent hereinabove provided shall not be realized by Lessor, Lessee shall be liable for all damages sustained by Lessor, including, without limitation, deficiency in Rent, reasonable attorneys' fees, brokerage fees, and expenses of placing the Demised Premises in first class rentable condition. Any damage or loss of Rent sustained by Lessor may be recovered by Lessor at Lessor's option, at the time of the re-letting, or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive re-lettings, or, at Lessor's option, may be deferred until the expiration of the Lease Term, in which event the cause of action shall not be deemed to have accrued until the date of expiration of said Lease Term. If Lessor should commence any summary proceeding for non-payment of Rent by Lessee or to recover possession of the Demised Premises, Lessee shall not interpose any counterclaim of any nature or description in any such proceeding. Upon the occurrence of an event of default hereunder, provided this Lease shall not be terminated, Lessor shall, in addition, have the option to either (I) declare the Rent reserved for the next succeeding six (6) months (or such lesser period as Lessor deems appropriate) immediately due and payable, or
(ii) require Lessee to deposit with Lessor an additional Security Deposit in an amount not to exceed six (6) months' Monthly Base Rent. The provisions contained in this Section shall be in addition to and shall not prevent the enforcement of any claim Lessor may have against Lessee for anticipatory breach of the unexpired Lease Term. In the event that Lessee continues to occupy the Demised Premises after the expiration of the Lease Term, with the express or implied consent of Lessor, such tenancy shall be from month to month and shall not be a renewal of the term of this Lease or a tenancy from year to year. All rights and remedies of Lessor under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to Lessor under applicable law.

22.     WAIVER

        If under the provisions hereof Lessor shall institute proceedings and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any covenant herein contained nor of any of Lessor's rights hereunder. No waiver by Lessor of any breach of any covenant, condition or agreement herein contained shall operate as a waiver of such covenant, condition, or agreement itself, or of any subsequent breach thereof. No payment by Lessee or receipt by Lessor of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent nor shall any endorsement or statement on any check or letter accompanying a check for payment of Rent be deemed an accord and satisfaction and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such Rent or to pursue any other remedy provided in this Lease. No re-entry by Lessor, and acceptance by Lessor of keys from Lessee, shall be considered an acceptance of a surrender of the Lease.

23.     SUBORDINATION

        This Lease is and shall automatically be subject and subordinate to the lien of any and all mortgages (which term "mortgage" shall include both construction and permanent financing and shall include deeds of trust and similar security instruments) which may now or hereafter encumber or otherwise affect the real estate (including the Building) of which the Demised Premises form a part, or Lessor's interest therein, and to all and any renewals, extensions, modifications, recastings or refinancings thereof. In confirmation of such subordination, Lessee shall, at Lessor's request, promptly execute any requisite or appropriate certificate or other document. Lessee hereby constitutes and appoints Lessor as Lessee's attorney-in-fact to execute any such certificate or certificates for or on behalf of Lessee, in the event Lessee fails to execute and return the same within ten (10) days after delivery of Lessor's request. Notwithstanding anything to the contrary set forth above, any beneficiary under any mortgage shall have the right, at its election (which election may be exercised unilaterally by said beneficiary executing and filing a notice thereof for record with the Clerk of the Circuit Court of Fairfax County, Virginia, at any time prior to said beneficiary commencing foreclosure Proceedings pursuant to such mortgage) to subordinate the lien of such mortgage to the Lease to the extent set forth in such document and thereupon the Lease shall be deemed prior to such mortgage to the extent set forth in such document without regard to their respective dates of execution, delivery and/or recording. In that event, to the extent set forth in such document, such mortgage shall have the same rights with respect to this Lease as would have existed if this Lease had been executed, and a memorandum thereof recorded prior to the execution, delivery and recording of the mortgage. Lessee agrees that in the event that any Proceedings are brought for the foreclosure of any such mortgage, Lessee shall attorn to the purchaser at such foreclosure sale, if requested to do so by such purchaser and to recognize such purchaser as the Lessor under this Lease, and Lessee waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Lessee any right to terminate or otherwise adversely affect this Lease and the obligations of Lessee hereunder in the event that any such foreclosure proceeding is prosecuted or completed. Any mortgagee, purchaser at foreclosure, or assignee of Lessor who requests such attornment shall not (a) be bound by any prepayment of Rent for more than one (1) month in advance (Lessee hereby acknowledging and agreeing that Lessee shall have no right to, and shall not, prepay Rent more than one month in advance of its due date, and that Rent shall be payable after any such foreclosure, purchase, or assignment, in case of a requested attornment as aforesaid, in accordance with the provisions of this Lease as if such prepayment of Rent for more than one (1) month in advance had not been made), nor (b) to be bound by any amendment to this Lease which was not approved by such mortgagee prior to the foreclosure or assignment, nor (c) be subject to any defense which Lessee might assert against Lessor, nor (d) be liable for any defaults (including defaults of a continuing nature) by any prior landlord, including the Lessor, or for the return of any security deposit except to the extent the mortgagee or such purchaser actually received the same, in cash or in kind, and such security deposit has been segregated and identified as such by Lessor in the ordinary course of business.

24.     CONDEMNATION

        If the whole or a substantial part of the Demised Premises shall be taken or condemned (the terms "taken" and "condemned" as used herein being deemed to include any deed given in lieu of or under threat of taking or condemnation) by any governmental or quasi-governmental authority for any public or quasi-public use or purpose, then the Lease Term shall cease and terminate as of the date when title vests in such condemning authority, and Lessee shall have no claim against Lessor or the condemning authority for any portion of the amount that may be awarded as damages as a result of such taking or condemnation or for the value of any unexpired portion of the Lease Term. The Monthly Base Rent, however, shall be abated on the date when such title vests in such condemning authority. If less than a substantial part of the Demised Premises is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose, the Monthly Base Rent shall be equitably adjusted on the date when title vests in such condemning authority and the Lease shall otherwise continue in full force and effect. For purpose of the Article, a substantial part of the Demised Premises shall be considered to have been taken if more than fifty percent (50%) of the Demised Premises are untenantable by Lessee.

25.     RULES AND REGULATIONS

        Lessee shall, and shall cause Lessee's employees, agents, officers, contractors, licensees and invitees to, abide by and observe the rules and regulations attached hereto as Exhibit C. Lessee, its agents and employees, contractors, licensees and invitees shall abide by and observe such other rules or regulations as may be promulgated from time to time by Lessor for the operation and maintenance of the Building provided that the same are in conformity with common practice and usage in similar buildings and are not inconsistent with the provisions of this Lease and a copy thereof is sent to Lessee. Nothing contained in this Lease shall be construed to impose upon Lessor any duty or obligation to enforce such rules and regulations, or the terms, conditions or covenants contained in any other Lease as against any other tenant, and Lessor shall not be liable to Lessee for violation of the same by any other tenant, its employees, agents, business invitees, licensees, customers, clients, family members or guests.

26.     RIGHT OF LESSOR TO CURE LESSEE'S DEFAULT

        If Lessee defaults in the making of any payment or in the doing of any act herein required to be made or done by Lessee, then Lessor may, but shall not be required to, make such payment or do such act, and the amount of the expense thereof, if made or done by Lessor, with interest thereon at the rate of twelve percent (12%) per annum from the date paid by Lessor, shall be paid by Lessee to Lessor and shall constitute additional Rent hereunder due and payable with the next monthly installment of Monthly Base Rent; but the making of such payment or the doing of such act by Lessor shall not operate to cure such default or to estop Lessor from the pursuit of any remedy to which Lessor would otherwise be entitled. Any installment of Rent which is not paid by Lessee within ten (10) days after the same becomes due and payable shall bear interest at the rate of twelve percent (12%) per annum from the date such installment became due and payable to the date of payment thereof by Lessee, plus a late charge of 10% of the Rent payments not received by Lessor by the 10th of the month due, and such interest and late charge shall constitute additional Rent hereunder due and payable with the next monthly installment of Rent. The imposition of late charges or interest will not be deemed to excuse the untimely payment of Rent.

27.     NO PARTNERSHIP

        Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Lessor and Lessee, or to create any other relationship between the parties hereto other than that of Lessor and Lessee.

28.     NO REPRESENTATIONS BY LESSOR

        Neither Lessor nor any agent or employee of Lessor has made any representations or promises with respect to the Demised Premises or the Building except as herein expressly set forth, and no rights, privileges, easements or licenses are granted to Lessee except as herein set forth. The Lessee, by taking possession of the Demised Premises, shall accept the same "as is", and such taking of possession shall be conclusive evidence that the Demised Premises and the Building are in good and satisfactory condition at the time of such taking of possession, as provided for in Exhibit D, subject to completion of mutually agreed punch list items identified prior to Lessee's occupancy of the Demised Premises.

29.     BROKERS

        Lessor and Lessee each represent and warrant one to another that except as hereinafter set forth neither of them has employed any broker in carrying on the negotiations relating to this Lease. Lessor shall indemnify and hold Lessee harmless, and Lessee shall indemnify and hold Lessor harmless, from and against any claim or claims for brokerage or other commission arising from or out of any breach of their respective representation and warranty. Lessor recognizes Barnes, Morris, Pardoe & Foster, Inc. as cooperating broker for this Lease and Lessor agrees to pay said broker a leasing commission pursuant to a separate cooperating brokerage agreement.

30.     WAIVER OF JURY TRIAL

        Lessor and Lessee hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on or in respect of any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Lessor and Lessee hereunder, Lessee's use or occupancy of the Demised Premises' and/or claim of injury or damage.

31.     NOTICES

        All notices or other communications hereunder shall be in writing and shall be deemed duly given when (a) if delivered in person (or attempted delivery of the same if refused) or (b) deposited in the U.S. mails by certified or registered mail, return receipt requested, addressed first-class, postage prepaid, (i) if to Lessor, attention: Barry R. Gosnell, Gosnell Properties, Inc., 8130 Boone Boulevard, Vienna, Virginia 22182, and (ii) if to Lessee, CRL Network Services, Attention: Stacey Wright, One Kearny Street, Suite 1450, San Francisco, California 94108, unless notice of a change of address is given pursuant to the provisions of this article.

32.     ESTOPPEL CERTIFICATES

        Lessee agrees, at any time and from time to time, upon not less than ten
(10) days prior written notice by Lessor, to execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), (ii) stating the dates to which the Rent and other charges hereunder have been paid by Lessee, (iii) stating whether or not to the best knowledge of Lessee, Lessor is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which Lessee may have knowledge, and (iv) stating the address to which notices to Lessee should be sent and (v) such other information as Lessor may reasonably request. Any such statement delivered pursuant hereto may be relied upon by any owner of the Building, any prospective purchaser of the Building, any mortgagee or prospective mortgagee of the Building or of Lessor's interest, or any prospective assignee of any such mortgagee. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to execute and deliver any estoppel certificate which Lessee fails to deliver to Lessor within ten (10) days of receipt of Lessor's written request.

33.     HOLDING OVER

        In the event that Lessee shall not immediately surrender the Demised Premises on the date of expiration of the term hereof, or any renewal term, Lessee shall, by virtue of the provisions hereof, become a Lessee by the month at the Monthly Base Rent in effect during the last month of the term of this Lease plus twenty five percent (25%), which said monthly tenancy shall commence with the first day next after the expiration of the Lease Term. The Lessee as a monthly Lessee shall be subject to all of the conditions and covenants of this Lease, except those provisions relating to Lessor funded tenant work, Rent abatement or other Lessor funded allowances, as though the same had originally been monthly tenancy. Lessee shall give to Lessor at least thirty (30) days' written notice of any intention to quit the Demised Premises, and Lessee shall be entitled to thirty (30) days' written notice to quit the Demised Premises, EXCEPT IN THE EVENT OF NONPAYMENT OF RENT IN ADVANCE OR OF THE BREACH OF ANY COVENANT BY THE LESSEE, IN WHICH EVENT LESSEE SHALL NOT BE ENTITLED TO ANY NOTICE TO QUIT, THE USUAL THIRTY (30) DAYS' NOTICE TO QUIT BEING HEREBY EXPRESSLY WAIVED. Notwithstanding the foregoing provisions of this Section, in the event that Lessee shall hold over the expiration of the Lease Term hereby created, and if Lessor shall desire to regain possession of the Demised Premises promptly at the expiration of the Lease Term, then at any time prior to Lessor's acceptance of Rent from Lessee as a monthly tenant hereunder, Lessor, at its option, may forthwith re-enter and take possession of the Demised Premises without process, or by any legal process in force in the State of Virginia, and Lessee shall remain liable for any and all claims, cost, damage, expense and liability which Lessor may suffer, to the extent that the same shall be proximately caused by Lessee's failure to surrender the Demised Premises as required hereunder.

34.     INTENTIONALLY OMITTED

35.     LIEN FOR RENT

        In consideration of the mutual benefits arising under this Lease, Lessee hereby grants to Lessor a lien on all property of Lessee now or hereafter placed in or on the Demised Premises (except such part of any property as may be exchanged, replaced, or sold from time to time in the ordinary course of business operation or trade) and such property shall be and remain subject to such lien of Lessor for payment of all Rent and other sums agreed to be paid by Lessee herein; provided that, Lessor hereby agrees to subordinate the lien granted pursuant to this Section 35 to the lien of any properly perfected purchase money security interest in equipment owned by Lessee which is placed in the Demised Premises, and, with respect to leased equipment utilized by Lessee in the Demised Premises, to the rights of the lessor in and to such equipment. Lessee hereby covenants and agrees to execute and deliver to Lessor, upon Lessor's request, a financing statement in form sufficient to perfect the Lessor's security interest, as granted pursuant to this Section 35, in the aforementioned property and proceeds pursuant to the provisions of the Uniform Commercial Code as enacted in the Commonwealth of Virginia. Said lien shall be in addition to and cumulative upon the Lessor's liens provided by law.

36.     PUBLIC LIABILITY INSURANCE

        Lessee shall obtain and maintain in effect at all times during the Lease Term, a policy of comprehensive public liability insurance, naming Lessor, any property management agent for the Building and any mortgagee of the Building as additional insureds, protecting Lessor, Lessee, management agent and any such mortgagee against any liability for bodily injury, death or property damage occurring upon, in or about any part of the Building or the Demised Premises arising from any of the items set forth herein against which Lessee is required to indemnify Lessor, with such policies to afford protection to the limit of not less than Five Hundred Thousand Dollars ($500,000) with respect to bodily injury or death to any one person, to the limit of not less than One Million Dollars ($1,000,000), per occurrence and Two Hundred Fifty Thousand Dollars ($250,000) with respect to damage to the property of any one owner. Lessor shall have the right to require Lessee to increase the minimum limits of coverage set forth above, from time to time, to the standard limits of coverage required in comparable first class office Buildings in the Washington, D.C. area. Lessee, at Lessee's sole cost and expense, shall obtain and maintain in effect commencing with the Commencement Date and continuing through the Lease Term, insurance policies providing for the following coverage: all risk and property insurance, including (without limitation) coverage against fire, theft, vandalism, malicious mischief, sprinkler leakage and such additional perils as now are or hereafter may be included in a standard extended coverage endorsement from time to time in general use in the Commonwealth of Virginia, insuring Lessee's merchandise, trade fixtures, furnishings, equipment and all items of personal property of Lessee located on or in the Demised Premises, in an amount equal to not less than the full replacement value thereof. All proceeds of such insurance, so long as the Lease shall remain in effect, shall be used only to repair or replace the items so insured. Such insurance policies shall be issued by responsible insurance companies licensed to do business in the State of Virginia. Neither the issuance of any insurance policy required under this Lease, nor the minimum limits specified herein with respect to Lessee's insurance coverage, shall be deemed to limit or restrict in any way Lessee's liability arising under or out of this Lease.

37.

        Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution or substitutions.

38.     BENEFIT AND BURDEN

        The provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective representatives, successors and assigns (however, the foregoing shall not be deemed to permit any assignment, sublet, encumbrance or other transfer in violation of Section 7 hereof) Lessor may freely and fully assign its interest hereunder.

39.     PARKING

        Lessee shall have the right, subject to Lessor's regulations and restrictions with respect thereof, to park four (4) automobiles (3.65 automobiles for each initial 1000 square feet of space leased, rounded to the closest whole number) in the on-site garage and surface parking lot adjacent to the Building on an unreserved, non-exclusive basis. Lessor will issue Lessee four (4) plastic parking passes to be placed, facing out, on the rear view mirror of Lessee's vehicles. Vehicles (other than vehicles in bona fide visitor parking) without Lessor-provided parking passes may be subject to towing, booting or parking charge without prior notice at the sole risk and expense of the vehicle owner, in Lessor's sole discretion. During the Initial Term, the foregoing parking rights shall be free of charge and without cost to Lessee. During the Renewal Term (if any), Lessee shall pay the Building standard charge for such parking. Additional parking will be offered, as available, at the Building standard charge in effect from time to time (currently $60.00 per permit per month).

40.     MISCELLANEOUS

               (a) Recording. Neither this Lease nor any memorandum nor short form hereof shall be recorded in the land or other records of the Commonwealth of Virginia or Fairfax County, Virginia.

               (b) Survival of Obligations. If Lessee has failed to fulfill its obligations under this Lease such obligations and Lessor's rights in respect thereof shall remain in full force and effect notwithstanding the expiration of the Term.

               (c) Headings. The captions, section numbers and index appearing in this Lease are inserted only as a matter of convenience and reference, and in no way shall be held to explain, modify, amplify, define, limit, construe, or describe the scope of intent of such sections of this Lease nor in any way add to the interpretation, construction or meaning of any provision or otherwise affect this Lease.

               (d) Severability. If any covenant or agreement of this Lease or the application thereof to any person or circumstance shall be held to be invalid or unenforceable, then and in each such event the remainder of this Lease, or the application of such covenant or agreement to any other person or any other circumstance, as the case may be, shall not be thereby effected, and each covenant and agreement of this Lease shall remain valid and enforceable to the fullest extent permitted by law.

               (e)    Corporate or Partnership Authority:

                      (i) If Lessee executes this Lease as a corporation, each of the persons executing this Lease on behalf of Lessee hereby covenants and warrants: (1) that Lessee is a duly authorized and existing corporation, qualified to do business in the Commonwealth of Virginia, with full right and authority to enter into this Lease; (2) each of the persons executing this Lease on behalf of Lessee possesses actual authority to do so; and (3) this Lease constitutes a valid and legally binding obligation on Lessee, enforceable according to the terms hereof.

                      (ii) If Lessee executes this Lease as a partnership, each of the persons executing this Lease on behalf of Lessee hereby covenants and warrants: (1) that Lessee is a duly authorized and existing partnership, qualified to do business in the Commonwealth of Virginia, with full right and authority to enter into this Lease; (2) each of the persons executing this Lease on behalf of Lessee possesses actual authority to do so; and (3) this Lease constitutes a valid and legally binding obligation on Lessee, enforceable according to the terms hereof.

               (f) Lessor's Liability. Notwithstanding any provision hereof to the contrary, Lessee shall look solely to the estate and property of Lessor in and to the Building (or the proceeds received by Lessor on a sale of such estate and property but not the proceeds of any financing or refinancing thereof) in the event of any claim or judgment against Lessor arising out of or in connection with this Lease, the relationship of landlord and tenant or Lessee's use of the Demised Premises, and Lessee agrees that the liability of Lessor arising out of or in connection with this Lease, the relationship of landlord and tenant or Lessee's use of the Demised Premises, shall be limited to such estate and property of Lessor (or sale proceeds). No other properties or assets of Lessor shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) or for the satisfaction of any other remedy of Lessee arising out of or in connection with this Lease, the relationship of landlord and tenant or Lessee's use of the Demised Premises, and if Lessee shall acquire a lien on or interest in any other properties or assets by judgment or otherwise, Lessee shall promptly release such lien on or interest in such other properties and assets by executing, acknowledging and delivering to Lessor an instrument to that effect prepared by Lessor's attorneys. It is agreed that neither Lessor nor any of its officers, directors or employees shall ever be personally liable for any judgment against Lessor or any duty or liability of Lessor under this Lease. Lessor shall have no liability to Lessee for failure to perform Lessor's obligations hereunder where such failure(s) is due to causes beyond Lessor's control, including without limitation acts of God, war, civil commotion, strikes, and embargoes; nor shall any such failure entitle Lessee to any abatement or reduction in Rent, except as may be expressly provided herein, or any claim of actual or constructive eviction. Lessee shall not be entitled to any compensation or reduction in Rent by reason of inconvenience or loss arising from Lessor's entry onto the Demised Premises as authorized hereunder, nor by reason of any repairs to the Demised Premises or the Building.

               (g) Governing Law. This Lease shall be governed by the laws of the Commonwealth of Virginia, without regard to the conflict of laws principles thereof.

               (h) Effective Date. For all purposes hereof, the "Effective Date" of this Lease shall be the date upon which this Lease shall have been executed by both parties and physically delivered by Lessor to Lessee or its attorney. Prior to the Effective Date, neither this Lease nor anything hereunder contained shall be legally binding on either Lessor or Lessee, and the submission of this Lease by Lessor to Lessee prior to such Effective Date for examination or consideration by Lessee or discussion between Lessor and Lessee shall not constitute a reservation of or option for the Demised Premises or create any legal obligation or liability whatsoever on Lessor.

41.     WAIVER OF SUBROGATION

        Notwithstanding any language to the contrary in this Lease, Lessee shall not be responsible for damage to the Lessor's property caused by Lessee to the extent the damage is covered by the Lessor's all risk property insurance policy. Lessor agrees to maintain such a policy during the Lease Term and Lessor shall obtain a waiver of subrogation under the policy in favor of the Lessee. Lessee shall require its insurer(s) to include in all of Lessee's insurance policies which could give rise to a claim against Lessor an endorsement whereby the insurer(s) shall waive any rights of subrogation against Lessor. Lessee hereby releases Lessor and its partners, officers, directors, agents and employees from any and all liability and responsibility to Lessee or any person claiming by, through or under Lessee, by way of subrogation or otherwise, for any injury, loss or damage to Lessee's property covered by a valid and collectible fire insurance policy with extended coverage endorsement. Lessee agrees to look to its own fire and hazard insurance policies in the event of damage to Lessee's personal property. The waivers of subrogation shall be made in writing and delivered to the respective parties.

42.     CONTINGENCY

        This Lease shall be of no force or effect unless and until Lessor and Solutions by Design, Inc. ("Existing Tenant") shall execute and deliver documentation acceptable to Lessor (in Lessor's sole discretion) pursuant to which Existing Tenant shall release all right of possession to the Demised Premises effective on or before the Commencement Date.

43.     RENEWAL

               (a) Provided Lessee is not in default, Lessee shall have the subordinate option, upon the terms and conditions set forth herein, to extend the Lease Term for one (1) additional five (5) year period (herein referred to as the "Renewal Term") Lessee may exercise the renewal option only upon binding written notice delivered to Lessor not later than nine (9) months prior to the expiration of the Initial Term. In the event Lessee does not timely exercise its option for the Renewal Term, Lessee's rights under this Section 43 shall lapse. Lessee's notice to renew shall, at Lessor's option, be deemed ineffective if Lessee is in default on the date the notice is given or is in default on the date the Renewal Term is to commence. The Renewal Term, if properly exercised, shall extend the Lease Term accordingly, and shall be on all of the same terms and conditions as the Initial Term, except that the Monthly Base Rent shall be as determined pursuant to sub-paragraph (b), and there shall be no further Renewal Terms after the first
(1st) Renewal Term.

               (b) The Monthly Base Rent payable by Lessee during the Renewal Term shall be one hundred percent (100%) of the prevailing market rental rate for comparable first-class office space in first-class buildings in the Tysons Corner area, but in no event less than the then-escalated Monthly Base Rent in effect immediately prior to the commencement of the Renewal Term. The Monthly Base Rent payable during the Renewal Term shall be increased annually, on each anniversary date of the commencement of the Renewal Term, in accordance with Section SD. Promptly following delivery of Lessee's notice of the exercise of the renewal option, Lessor and Lessee shall meet and negotiate in good faith toward agreement on the prevailing market rental rate for Demised Premises. In the event that Lessor and Lessee are unable to agree in good faith on the then-prevailing market rental rate as above described within thirty (30) days after the Lessee gives a valid notice of the exercise of its option for the Renewal Term, Lessee's option for the Renewal Term and any purported exercise thereof shall be null and void and this Section 43 shall be of no further force or effect.

               (c) Notwithstanding the foregoing provisions of this Section 43, Lessee hereby acknowledges that Lessee's option to extend this Lease for the Renewal Term is expressly subordinate and subject to all expansion options for space on the third (3rd) floor of the Building which are in existence as of the Commencement Date. In the event any tenant shall exercise its expansion option with respect to space including the Demised Premises, this Section 43, and any notice purporting to exercise the option to extend this Lease for the Renewal Term, shall be deemed null and void and of no force or effect.

        This Lease, together with Exhibits A, B, B-l, C, D and E attached hereto and made a part hereof, contains and embodies the entire agreement of the parties hereto, and no representations, inducements, or agreements, oral or otherwise between the parties not contained and embodied in said Lease and Exhibits, shall be of any force or effect, and that same may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by all parties hereto.

        IN WITNESS WHEREOF, each of the parties hereto, respectively, has caused these presents to be executed and attested by their duly authorized officers and their seals affixed.
                                         LESSOR:

                                         GOSNELL PROPERTIES, INC.

ATTEST:

       /S/  illegible                    By: /S/  Barry R. Gosnell
--------------------------------           -----------------------------------

                                         LESSEE:

ATTEST:                                  CRL NETWORK SERVICES, INC.

      /S/  illegible                     By: /S/ Doug Finlay
--------------------------------           -----------------------------------
                                             Doug Finlay

STATE OF VIRGINIA                   )
                                    ) ss:
COUNTY OF      Fairfax              )

        The undersigned, a notary public in and for the State and County aforesaid, does certify that Barry R. Gosnell whose name as Treasurer of Gosnell Properties, Inc., is signed to the writing above, bearing date on the 24th day of September, 1996, has acknowledged the same before me in the County of Fairfax.

        Given under my hand and official seal this 24th day of September, 1996. My term of office expires on the 28th day of February 1998.


                                                     /S/  illegible
                                            -----------------------------------
                                            Notary Public
STATE OF CALIFORNIA                )
                                   ) ss:
COUNTY OF SANTA CLARA              )

        The undersigned, a notary public in and for the State and County aforesaid, does certify that DOUG FINLAY whose name as CFO of CRL NETWORK SERVICES, INC. is signed to the writing above, bearing date on the 19th day of September, 1996 has acknowledged the same before me in the County of Santa Clara.

        Given under my hand and official seal this 19th day of September, 1996. My term of office expires on the 19th day of August, 1997.


                                                     /S/  illegible
                                            -----------------------------------
                                            Notary Public

[SEAL]

                                   EXHIBIT "A"

                          [EXISTING TENANT FLOOR PLAN]

                                   EXHIBIT "B"
                                TENANT WORKLETTER

(A) Lessor shall, at its sole cost and expense, perform the following work:

        1. Install interior partition and Building standard door to create new office in location shown on Exhibit B-I. Lessor shall also repaint the existing partitions in said new office, install Building standard cove base and duplex outlets on two walls, and provide a ring pull for voice and data communications cables.

        2. Install new VCT tile (Armstrong or equivalent) in open area as shown on Exhibit B-i.

        3. Install new electrical subpanel (30 breaker cabinet size, 100 amp service) with 18 circuits and 18 NEMA plugs installed in ceiling of open area.

        4. Install Building standard door in location identified on Exhibit B-i;

        5. Repaint entire suite with one coat of Building standard paint, in a color selected by Lessee from the Building standard paint selections.

        6. Install Building standard locksets or deadbolt locks on all interior doors not currently furnished with same.

(B) All of the Initial Improvements shall be performed utilizing Building standard materials; provided that, Lessor shall have the right to make reasonable substitutions. No allowance or credit shall be granted in connection with any unused materials or any portion of the Initial Improvements which is waived by Tenant. Lessor agrees to cause the Initial Improvements to be performed prior to the Commencement Date set forth in Section 2(a) or as soon as reasonably possible thereafter.

(C) In the event that any delay occasioned by the acts or omissions of Lessee or Lessee's employees, agents or contractors shall result in any increase in the cost of the performance of any portion of the Initial Improvements, Lessee shall reimburse Lessor upon demand for such increased cost(s). Lessee shall bear all costs of design and construction of all improvements and alterations in excess of the Initial Improvements.

(D) Lessee shall examine the Demised Premises before taking occupancy, and occupancy by Lessee shall be conclusive evidence against Lessee that at that time the Demised Premises were in good order and satisfactory condition, and that, subject to correction of mutually agreed "punch-list" items identified at or prior to Lessee taking occupancy, all of the Initial Improvements have been completed to Lessee's satisfaction.

(E) Lessor and Lessee hereby acknowledge that the floor plan attached as Exhibit A to the Lease represents the parties' understanding of the existing improvements in the Demised Premises. Lessor and Lessee further acknowledge and agree that nothing contained on Exhibit A shall be deemed to impose any obligation on Lessor to perform any work in the Demised Premises, and Lessor shall have no obligation to perform any work in the Demised Premises except for the Initial Improvements. Lessee further acknowledges and agrees that Lessor shall have no obligation to perform or cause to be performed any modification, improvement or alteration to the heating, ventilation and air conditioning system serving the Demised Premises.

                                   EXHIBIT "C"
                              RULES AND REGULATIONS

        1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls or other parts of the Building not occupied by any Lessee shall not be obstructed or encumbered by any Lessee or used for any purpose other than ingress and egress to and from the Demised Premises. Lessor shall have the right to control and operate the public portions of the Building, and the facilities furnished for the common use of the Lessees, in such manner as Lessor deems best for the benefit of the Lessees generally. No Lessee shall permit the visit to the Demised Premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment by other Lessees of the entrances, corridors, elevators and other public portions or facilities of the Building.

        2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of the Lessor. No drapes, blinds, shades, or screens shall be attached to or hung in, or used in connection with any window or door of the Demised Premises, without the prior written consent of the Lessor. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by Lessor.

        3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Lessee on any part of the outside or inside of the Demised Premises or Building without the prior written consent of the Lessor. In the event of the violation of the foregoing by any Lessee, Lessor may remove same without any liability, and may charge the expense incurred by such removal to the Lessee or Lessees violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Lessee by the Lessor at the expense of such Lessee, and shall be of a size, color and style acceptable to the Lessor.

        4. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules without the prior written consent of the Lessor.

        5. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, coffee grounds, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Lessee who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

        6. There shall be no marking, painting, drilling into or in any way defacing any part of the Demised Premises or the Building. No boring, cutting or stringing of wires shall be permitted. Lessee shall not construct, maintain, use or operate within the Demised Premises or elsewhere within or on the outside of the Building, any electric device, wiring or apparatus in connection with a loud speaker system or other sound system.

        7. No bicycles, vehicles or animals, birds or pets of any kind shall be brought into or kept in or about the Demised Premises, and no cooking shall be done or permitted by any Lessee on said Demised Premises. No Lessee shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the Demised Premises.

        8. No space in the Building shall be used for manufacturing, for the storage of merchandise, or for the sale of merchandise, goods or property of any kind at auction.

        9. No Lessee shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises of those having business with them, whether by the use of any musical instrument, radio, talking machines, unmusical noise, whistling, singing, or in any other way. No Lessee shall throw anything out of the doors or windows or down the corridors or stairs.

        10. No inflammable, combustible or explosive fluid, chemical or substance shall be brought or kept upon the Demised Premises.

        11. No additional locks or bolts of any kind shall be placed upon any of the doors, or windows by any Lessee, nor shall any changes be made in existing locks or the mechanism thereof without the prior written consent of Lessor; provided that, Lessee shall have the right to install a key card access system for the Demised Premises, on the condition that Lessee shall provide Lessor at all times with not less than six (6) key cards to access the same. All locks must be keyed to the Building's master key in the possession of Lessor. In the case of rekeying, Lessee will provide Lessor, at no cost to Lessor, four copies of keys to said rekeyed locks. The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress or egress. Each Lessee shall, upon the termination of his tenancy, restore to Lessor all keys of stores, offices, storage, and toilet rooms either furnished to, or otherwise procured by, such Lessee, and in the event of the loss of any keys, so furnished, such Lessee shall pay to the Lessor the cost thereof and, if necessary, the cost of rekeying the locks if Lessor does not have a copy of the lost key.

        12. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which the Lessor or its Agent may determine from time to time. The Lessor reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

        13. Any person employed by any Lessee to do janitor work within the Demised Premises must obtain Lessor's consent and such person shall, while in the Building and outside of said Demised Premises, comply with all instructions issued by the Superintendent of the Building. No Lessee shall engage or pay any employees on the Demised Premises, except those actually working for such Lessee on said Demised Premises.

        14.    Deleted.

        15. Lessor shall have the right to prohibit any advertising by any Lessee which, in Lessor's opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Lessor, Lessee shall refrain from or discontinue such advertising.

        16. The Lessor reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to the Building management or watchman on duty. Lessor may at his option require all persons admitted to or leaving the Building between the hours of 6 P.M. and 8 A.M., Monday through Saturday, Sundays and legal holidays to register. Each Lessee shall be responsible for all persons for whom he authorizes entry into or exit out of the Building, and shall be liable to the Lessor for all acts of such persons. The Building main entrances will remain locked from 6 p.m. Friday through 8 a.m. Monday. Any Lessee requiring entrance to the Building during the above hours or after normal weekly business hours must use a key provided by Lessor.

        17. The Demised Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

        18. Each Lessee, before closing and leaving the Demised Premises at any time, shall see that all lights are turned off.

        19. The requirements of Lessees will be attended to only upon application at the office of the Building. Employees shall not perform any work or do anything outside of the regular duties, unless under special instruction from the management of the Building.

        20. Canvassing, soliciting and peddling in the Building is prohibited and each Lessee shall cooperate to prevent the same.

        21. No water cooler, plumbing or electrical fixtures shall be installed by any Lessee.

        22. There shall not be used in any space, or in the public halls of the Building, either by any Lessee or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, or similar devices except those equipped with rubber tires and rubber sideguards.

        23. Access plates to underfloor conduits shall be left exposed. Where carpet is installed, carpet shall be cut around access plates.

        24. Mats, trash or other objects shall not be placed in the public corridors.

        25. The Lessor does not maintain suite finishes which are nonstandard, such as kitchens, bathrooms, wallpaper, special lights, etc. However, should the need for repairs arise, the Lessor will arrange for the work to be done at the Lessee's expense.

        26. Drapes installed by the Lessor for the use of the Lessee or drapes installed by the Lessee, which are visible from the exterior of the Building must be cleaned by the Lessee at least once a year, without notice, at said Lessee's own expense.

        27. The Lessor will furnish and install the light bulbs for the Building standard fixtures only. For special fixtures the Lessee will stock his own bulbs, which will be installed by the 'lessor when so requested by the Lessee.

        28. Violation of these rules and regulations, or any amendments thereto, shall be sufficient cause for termination of this Lease at the option of the Lessor.

        29. The Lessor may, upon request by any Lessee, waive the compliance by such Lessee of any of the foregoing rules and regulations, provided that (i) no waiver shall be effective unless signed by Lessor or Lessor's authorized agent, (ii) any such waiver shall not relieve such Lessee from the obligation to comply with such rule or regulation in the future unless expressly consented to by Lessor, and (iii) no waiver granted to any Lessee shall relieve any other Lessee from the obligation of complying with the foregoing rules and regulations unless such other Lessee has received a similar waiver in writing from Lessor.

                                   EXHIBIT "D"
                     DECLARATION BY LESSOR AND LESSEE AS TO
                       DATE OF DELIVERY AND ACCEPTANCE OF
                         POSSESSION OF DEMISED PREMISES

                  --------------------------------------------

        Attached to and made a part of the Lease Agreement, dated the __ day of September, 1996, entered into by and between GOSNELL PROPERTIES, INC., as Lessor, and CRL NETWORK SERVICES, INC., as Lessee.

        GOSNELL PROPERTIES, INC., as Lessor in the foregoing Lease Agreement and CRL NETWORK SERVICES, INC., as Lessee therein, do hereby declare and evidence that possession of the Demised Premises was accepted by Lessee on the ___ day of ___________________ 1996. The Building and other improvements required to be constructed and finished by Lessor in accordance with provisions of this lease have been satisfactorily completed by Lessor and accepted by Lessee and that the Lease Agreement is now in full force and effect and for the purpose of this Agreement the Lease commencement date is established as beginning on the ___ day of ______________, 1996, and the Lease expiration date being on the tenth (10th) day of December, 2000, and, as of the date of the acceptance as herein set forth, there is no right of set off against Rents claimed by Lessee against Lessor.

LESSEE:                                           LESSOR:

CRL NETWORK SERVICES, INC.                        GOSNELL PROPERTIES, INC.

BY ----------------------------------             BY --------------------------

        DOUG FINLAY

ATTEST:                                           ATTEST:

-------------------------------------             -----------------------------
Secretary                                         Secretary

                                   EXHIBIT "E"
                   SPECIAL COMMUNICATIONS EQUIPMENT PROVISIONS

        1. LESSEE'S EQUIPMENT. Lessor hereby consents to the use of the Demised Premises for general office use in connection with the operation of a general business and data communications company, including the installation of computers, modems and other data transmission equipment in the Demised Premises (collectively, the "Equipment"), subject to the terms of the Lease (including, but not limited to, this Exhibit "E") Lessor's consent to such installations and operations by Lessee pursuant to this Exhibit "E" Agreement shall be non-exclusive and in common with any similar rights that Lessor may reserve for itself, or grant to other tenants of the Building or any third party.

        2. LICENSES. Lessor's consent to the installation and operation of the Equipment is subject, inter alia, to Lessee's receipt of all requirement governmental and quasi-governmental approvals, consents, licenses and permits (the same to be obtained by Lessee and a copy thereof provided to Lessor, all at the Lessee's sole expense). Prior to installation of the Equipment, Lessee shall provide Lessor with evidence that all such necessary permits and approvals have been obtained.

        3. LIMITATION. Lessor's consent to the installation and operation of the Equipment is granted solely for the convenience of Lessee in the normal conduct of Lessee's business. In no event shall the Equipment be used for a commercial purpose separate from Lessee's normal business as an independent means of producing income separate from the Lessee's normal business.

        4. NO INTERFERENCE. Lessee agrees not to install, modify or operate any of the Equipment in any manner which will or may interfere with the operation of any equipment installed in the Building from time to time by or on behalf of Lessor or any other tenant or other occupant of the Building. Lessee shall take all steps necessary to ensure that the installation and operation of the Equipment does not adversely affect the operation of the Building or its basic systems or the systems or equipment used by any tenants or other occupants of the Building. If the installation or operation of any portion of the Equipment causes any such adverse effect, Lessee, at its sole expense, shall immediately take all steps necessary to eliminate such adverse effect(s). If such adverse effect(s) cannot be eliminated by Lessee immediately following Lessor's verbal or written notice, Lessee shall, upon Lessor's request and at Lessee's sole expense, remove the Equipment in accordance with the terms hereof. Lessor shall have no obligation to install or maintain any barriers between the Equipment and any Building systems or the systems or equipment of Lessor or any other tenant or occupant of the Building.

        5. ASSIGNMENT. Lessee's rights pursuant to this Exhibit "E" shall be non-transferable, and, without limitation, may not be assigned or otherwise transferred to any person or entity.

        6. CONDITION AND SUITABILITY OF THE PROPERTY: Lessor makes no representations or warranties regarding the suitability or condition of the Demised Premises for installation or operation of the Equipment, and Lessor shall have no liability to Lessee on account thereof. The installation and operation of the Equipment by Lessee shall be at the Lessee's sole risk.

        7. REPAIRS AND MAINTENANCE: Lessee shall repair and maintain the Equipment throughout the Term in compliance with all applicable codes, laws and regulations (including, but not limited to, all Federal Communications Commissions orders and regulations pertaining to shielding of such Equipment). Lessee and/or its contractor shall bear all expenses in connection with the installation, operation, maintenance and repair of the Equipment and the removal thereof. Lessee acknowledges and agrees that all risk of loss or damage to the Equipment, from any cause whatsoever, shall be borne solely by Lessee, and Lessee undertakes to indemnify and hold Lessor harmless therefrom.

        8.     COMPLIANCE WITH LAWS.

               (a) Lessee shall, at the Lessee's sole expense, comply with all governmental laws, regulations and requirements and obtain and maintain in full force and effect throughout the Term all approvals, permits and other governmental approvals as may be required in connection with the Equipment. In addition, Lessee agrees that Lessee shall, at Lessee's sole expense, comply with all other laws, statutes, ordinances, and governmental rules, regulations and requirements now in force or which may hereafter be in force, and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, relating to or affecting the Lessee's Equipment.

                                   EXHIBIT "F"
                                LICENSE AGREEMENT

        THIS LICENSE AGREEMENT ("License Agreement") is made as of the __ day of September, 1996, by and between GOSNELL PROPERTIES, INC. ("Licensor") and CRL NETWORK SERVICES, INC. ("Licensee").

                                   WITNESSETH:

        WHEREAS, Licensor is the owner of that certain mixed use building located at 8100 Boone Boulevard, Vienna, Virginia (the "Building");

        WHEREAS, Licensor and Licensee have entered into that certain Deed of Lease of even date herewith (the "Lease") between Licensor and Licensee, as landlord and tenant;

        WHEREAS, Licensor has consented in the Lease to the installation and operation of certain computer, modem and other data transmission equipment within the Demised Premises (as defined in the Lease), subject to the terms of the Lease;

        WHEREAS, Licensee desires in install vertical and horizontal communication interconnections in the Building outside of the Demised Premises; and

        WHEREAS, Licensor is willing to permit Licensee to install such vertical and horizontal communication interconnections in the Building outside of the Demised Premises subject to the terms of the Lease and the terms hereof.

        NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) cash in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensor and Licensee do hereby covenant and agree as follows:

        1. LICENSE. As an accommodation to Licensee, Licensor hereby grants to Licensee a non-exclusive revocable license (the "License") to install vertical and horizontal communication interconnections in the Building (all such vertical and horizontal communication interconnections being herein referred to as the "Lines"). Licensor, in Licensor's sole discretion, shall designate telephone closet space, unused or partially used conduit, ductwork, vertical risers, cable vault space or other openings passing through the Building core or horizontally above the ceilings and hallways where space is available for use by Licensee, for the installation of the Lines; provided that, in no event shall Lessee be entitled to utilize or penetrate any shaftways or any other portion of the Building not so designated by Licensor. All such areas designated by Licensor are herein collectively referred to as the "License Area". Licensee shall have the right to utilize the License Area solely for the use permitted pursuant to paragraph 3 hereof. Licensee's rights pursuant to this License Agreement shall be non-exclusive and in common with any similar rights that Licensor may reserve to itself or grant to other tenants or occupants of the Building or any third party.

        2. TERM. The License granted hereby shall commence upon the Commencement Date of the Lease, and shall expire upon the expiration or earlier termination of the Lease, unless sooner terminated pursuant to the terms hereof. Notwithstanding anything herein contained to the contrary, Licensor may revoke this License at any time upon the occurrence of any default or breach of the terms of this License or the Lease (as the same may be amended or replaced from time to time). Upon the expiration or sooner termination of the License, Licensee shall have no right, title or interest with respect to the License Area. There shall be no renewal of this License by operation of law or otherwise.

        3. PERMITTED USE. Subject to (i) Licensee's receipt of all required governmental and quasi-governmental approvals, consents, licenses and permits (the same to be obtained by the Licensee and a copy thereof provided to Licensor, all at the Licensee's sole expense), (ii) Licensee's compliance with Licensor's requirements for the installation and operation of the Lines, and
(iii) the provisions of paragraph 4 hereof, Licensor agrees to permit Licensee to utilize the License Area for the installation and operation of the Lines, subject to all of the terms of this License and all terms of the Lease which are applicable thereto. Use of the Lines shall be solely for the convenience of Licensee in the normal conduct of Licensee's business. In no event shall the Lines be used for a commercial purpose separate from Licensee's normal business as an independent means of producing income separate from the Licensee's normal business.

        4.     LICENSOR'S PRIOR APPROVAL.

               (a) The nature, type, quantity and location of the Lines and plans and specifications for the installation thereof shall be subject to the Licensor's prior written approval. In the event Licensor permits Licensee to penetrate the floor slab in order to create one or more new openings for installation of the Lines, Licensor shall have the right to require that Licensee x-ray the floor slab and utilize engineers approved by Licensor in order to avoid cutting any post-tension cables. Licensor shall have no obligation to install or maintain any barriers between the Lines and any Building equipment or systems, or the equipment or systems of Lessor or any other tenant or occupant of the Building.

               (b) Licensee agrees not to install, modify or operate the Lines in any manner which will or may interfere with the operation of any equipment installed in the Building from time to time by or on behalf of Licensor or any other tenant or other occupant of the Building. Licensee shall take all steps necessary to ensure that the installation and operation of the Lines does not adversely affect the operation of the Building or its basic systems or the systems or equipment used by Licensor or any tenants or other occupants of the Building. If the installation or operation of the Lines causes any such adverse effect, Licensee, at its sole expense, shall immediately take all steps necessary to eliminate such adverse effect(s). If such adverse effect(s) cannot be eliminated by Licensee immediately following Licensor's verbal or written notice, Licensee shall, upon Licensor's request and at Licensee's sole expense, remove the Lines in accordance with the terms hereof.

               (c) After initial installation of the Lines, Licensor may require Licensee to relocate the Lines upon reasonable notice to Licensee; provided, however, that no relocation shall be required to a location which will not permit the Lines to function properly or which would not allow for necessary transmission paths.

        5.     INSTALLATION OF EQUIPMENT.

               (a) The Lines shall be installed by a properly licensed and insured contractor approved by Licensor, at Licensee's sole expense, in compliance with all applicable codes, law and regulations.

               (b) No penetration of the roof or any exterior surface of the Building shall be allowed. All Lines shall be concealed from public view in a manner acceptable to the Licensor.

        6. ASSIGNMENT. The Licensee shall not assign or otherwise transfer this License Agreement, or any of Licensee's rights hereunder, nor permit the use or occupancy of the License Area by any person or entity other than Licensee.

        7. CONDITION AND SUITABILITY OF THE PROPERTY. Licensor makes no representations or warranties regarding the suitability or condition of the License Area for installation or operation of the Lines, and Licensor shall have no liability to Licensee on account thereof. The installation and operation of the Lines in the License Area by Licensee shall be at the Licensee's sole risk.

        8. REPAIRS AND MAINTENANCE. Licensee shall repair and maintain the Lines throughout the Term in compliance with all applicable codes, laws and regulations. Licensee and/or its contractor shall bear all expenses in connection with the installation, operation, maintenance and repair of the Lines and the removal thereof. Licensee acknowledges and agrees that all risk of loss or damage to the Lines, from any cause whatsoever, shall be borne solely by Licensee, and Licensee undertakes to indemnify and hold Licensor harmless therefrom.

        9. COMPLIANCE WITH LAWS. Licensee shall, at the Licensee's expense, comply with all governmental laws, regulations or requirements and obtain and maintain in full force and effect throughout the Term all permits and other governmental approvals as may be required in connection with the Lines. Prior to installation of the Lines, Licensee shall provide Licensor with evidence that all such necessary permits and approvals have been obtained. In addition, Licensee agrees that Licensee shall, at Licensee's sole expense, comply with all other laws, statutes, ordinances, and governmental rules, regulations and requirements now in force or which may hereafter be in force, and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, relating to or affecting the Lines, access to the License Area, and/or the activities of Licensee or Licensee's agents, employees, officers, contractors, licensees, invitees and/or others for whose actions Licensee is responsible at law in, on or upon the License Area.

        10. ACCESS TO THE LICENSE AREA. Upon reasonable prior notice, Licensor agrees to permit Licensee and its contractors reasonable access during normal working hours (unless otherwise consented to by the Licensor) to the License Area to facilitate the installation, operation and maintenance of the Lines and the removal thereof. If required after normal operating hours, or if such access becomes excessive, the Licensee shall reimburse the Licensor for its reasonable costs of providing such access. Access to and activities in, on or upon the License Area by Licensee and/or Licensee's agents, employees, officers, contractors, licensees, invitees and/or others for whose actions Licensee is responsible, shall be subject to such rules and regulations as Licensor may promulgate in connection with such access and/or activities.

        11. TERMINATION OF LICENSE. In the event (i) Licensee fails to comply with, fulfill or observe any of the covenants, conditions, or obligations made by or imposed on the Licensee pursuant to the terms of this License or, with respect to the Lines or the Licensed Area (each of the foregoing being herein referred to as an "Connection Breach"), or (ii) removal of the Lines shall be required by any governmental authority, this License may, without demand or notice, be terminated by Licensor without payment of penalty or compensation to Licensee, and Licensee shall promptly (immediately, if so required by a governmental authority) remove the Lines from the Building at the Licensee's expense. In all events, Licensee shall at its sole cost and expense remove the Lines from the Building upon the expiration or sooner termination of this License and restore the area affected by the installation, operation and/or removal of the Lines to its original condition.

        12. INDEMNITY. To the fullest extent permitted by applicable law, Licensee hereby agrees to indemnify and hold Licensor and Licensor's agents, contractors and employees (collectively, the "Indemnitees") harmless from and against any and all costs, damages, claims, expenses, fees, suits, awards and liabilities incurred or suffered by or claimed against any Indemnitee (including, but not limited to, court costs and reasonable attorneys fees), directly or indirectly, based on, arising out of or resulting from (i) Licensee's use of the License Area, (ii) any act or omission by Licensee or its employees, agents or invitees within the License Area, or (iii) any breach or default by Licensee in the performance or observance of its covenants or obligations under this License Agreement. Without limiting the foregoing, Licensee shall be responsible for, and shall defend, indemnify and hold Licensor harmless from and against, any damage caused to the Building by the installation, operation, maintenance, repair and/or removal of the Lines, and any injury or death, or loss or damage to any of the Lines or any equipment of Licensor or any other tenant or occupant of the Building.

        13. INSURANCE. In furtherance of Licensee's indemnity of Licensor as contained in the preceding Section 12, Licensee hereby agrees to maintain, in full force and effect throughout the term of this License, policies of liability and property damage insurance as described in the Lease (or endorsements to all policies maintained in accordance with said Lease, extending coverage to the License Area and including the Lines as additional personal property to be insured) with respect to personal injury, death or property damage arising out of or in connection with the Lines, Licensee's right of access to the License Area pursuant to this License Agreement, and any activities conducted in, on or upon the License Area by the Licensee or the Licensee's agents, employees, officers, directors, contractors, licensees, invitees and/or others for whose actions Licensee is responsible. In addition, Licensee shall require the contractor engaged for installation of the Lines to provide to Licensor a certificate of insurance 'evidencing (i) a minimum combined single limit general liability coverage of Three Million Dollars ($3,000,000.00), with Licensor named as an additional insured, and (ii) the statutorily required workmen's compensation insurance coverage.

        14. NO LEASE: The parties hereto acknowledge and agree that this License Agreement is an arms-length transaction between disinterested parties, creates only a License terminable as set forth herein and not a lease or other estate in the License Area, and shall not be deemed or construed in any way to create a relationship of landlord/tenant between the parties hereto. Licensee expressly acknowledges that Licensee is not a tenant of the License Area. Licensee further acknowledges that this License Agreement shall in no way amend or modify the Lease.

        15. SEVERABILITY: Each covenant, agreement, term or condition of this License Agreement shall be valid and enforceable to the fullest extent permitted by law. If any part of this License Agreement or the application thereof in any circumstance shall to any extent be held invalid or unenforceable by a court of competent jurisdiction the remainder of this License Agreement or the application of such part to circumstances other than those to which it has been held invalid shall be and remain in full force and effect.

        16. LIMITATION OF LICENSOR'S LIABILITY: It is expressly agreed by the parties hereto that Licensee's sole recourse for satisfaction of any judgment against Licensor shall be against Licensor's estate, interest and title in and to the Building.

        17. BINDING EFFECT: This License Agreement and the terms and conditions contained herein are binding on and may be legally enforced by the parties hereto and their successors and assigns; provided, however, this Section 17 shall not be deemed to permit any transfer or assignment of this License Agreement not otherwise permitted hereunder.

        18. GOVERNING LAW: This License Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to the conflict of laws Principles thereof.

        IN WITNESS WHEREOF, the said parties have hereunto set their hands and affixed their seals, all done as of the day and year first hereinbefore written.

                                    LESSOR:

                                    GOSNELL PROPERTIES, INC.

ATTEST:

         /s/                        By:           /s/  Barry R. Gosnell
-------------------------              --------------------------------
                                    LICENSEE:

ATTEST:                             CRL NETWORK SERVICES, INC.

    /s/  Doug Finlay                By:          /s/ Doug Finlay
-------------------------              --------------------------------
                                       Doug Finlay